John V. Murphy                                  OppenheimerFunds Logo
Chairman, President and                         OppenheimerFunds, Inc.
Chief Executive Officer                               Two World Trade Center,
34th Floor                                                  New York, NY
10048-0203
                                                Tel  1.800.525.7048
                                                www.oppenheimerfunds.com

                                                July 24, 2001
Dear Oppenheimer Large Cap Growth Fund Shareholder,

        We have scheduled a shareholder meeting on September 11, 2001 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

        Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote “for” the election of Trustees and for each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and make your vote count.

How do you vote?

        To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

o	Election of Trustees. You are being asked to consider and approve the election of eleven Trustees. You will find detailed information on the Trustees in the enclosed proxy statement.

o	Approval of a Subadvisory Agreement between the Manager and Trinity Investment Management Corporation

o	Approval of changes to the Fund's investment policies on borrowing and lending

o	Authorize the Trustees to adopt an Amended and Restated Declaration of trust

o	To transact such other business as may properly come before the meeting, or any adjournments thereof.

        Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor, or call us at 1-800-525-7048. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                                       Sincerely,

                                                       John V. Murphy

Enclosures

PROXY CARD OPPENHEIMER LARGE CAP GROWTH FUNDPROXY
CARD

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2001

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Robert Bishop, and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Large Cap Growth Fund (the “Fund”), to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, on September 11, 2001, at 1:00 P. M. Mountain time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and all proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” a proposal if no choice indicated. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matters.

                                                   VOTE VIA THE TELEPHONE:
                                                   1-800-__________

                                                   CONTROL NUMBER:
                                                   -------------------
PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY

IN THE ENCLOSED ENVELOPE

1.    To elect a Board of Trustees:                                                    FOR      AGAINST    FOR  ALL
                                                                                       ALL      ALL        EXCEPT

   01  Leon Levy                 02  Donald W. Spiro        03  Bridget A. Macaskill   /  /     /  /       /  /       1.
   04  Robert G. Galli           05  Phillip A. Griffiths   06  Benjamin Lipstein
   07  Elizabeth Moynihan        08  Kenneth A. Randall     09  Edward V.Regan
   10  Russell S. Reynolds, Jr.  11  Clayton K. Yeutter

   If you do not wish your shares  voted  "FOR" a  particular  nominee,  mark the "For All  Except"  box and  write  the  nominee's  number  on the line provided below.  Your shares will be voted for the remaining nominee(s).

                                                                                       FOR      AGAINST     ABSTAIN

2.    To approve a Subadvisory Agreement between the Manager and Trinity               /  /      /  /        /  /     2.
      Investment Corporation;

3.    To approve changes to two fundamental investment policies of the Fund:           /  /      /  /        /  /     3.

a.    Borrowing                                                                        /  /      /  /        /  /     3a.
b.    Lending                                                                          /  /      /  /        /  /     3b.

4.    To authorize the Trustees to adopt an Amended and Restated Declaration           /  /     /  /         /  /     4.
      of Trust
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/
                   6803 South Tucson Way, Englewood, CO 80112

              Notice Of Meeting Of Shareholders To Be Held

                               September 11, 2001

To The Shareholders of Oppenheimer Large Cap Growth Fund:

Notice is hereby given that a special Meeting of the Shareholders (the
"Meeting") of Oppenheimer Large Cap Growth Fund (the "Fund") will be held at
6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M., Mountain time, on September 11, 2001.

During the Meeting, shareholders of the Fund will vote on the following proposals and sub-proposals:

1.    To elect a Board of Trustees;

2.    To appprove a Subadvisory Agreement between the Manager and Trinity
         Investment Management Corporation;

3.    To approve changes to the Fund's fundamental investment policies on borrowing and lending;

4.    To authorize the Trustees to adopt an Amended and Restated Declaration of
         Trust; and

      To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on June 19, 2001 are entitled to vote at the meeting. The proposals and sub-proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED
PROXY PROMPTLY.

By Order of the Board of Trustees,

Andrew J. Donohue, Secretary
July 24, 2001

                    PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
775

                                TABLE OF CONTENTS

Proxy Statement                                                         Page

Questions and Answers                                                      3

Proposal 1: To Elect a Board of Trustees                                   6

Proposal 2: To approve a Subadvisory Agreement between
            the Manager and Trinity Investment Management Corporation      16

Introduction to Proposal  3                                                   19

Proposal 3: To approve changes to the Fund's fundamental investment
            policies on borrowing and lending; and                        20

Proposal 4: To authorize the Trustees to adopt an Amended and Restated
            Declaration of Trust                                                       23

Information About the Fund                                                 27

Further Information About Voting and the Meeting                           29

Other Matters                                                              33

EXHIBIT A:  SubAdvisory Agreement between OppenheimerFunds, Inc.           A-1
            and Trinity Investment Management Corporation

EXHIBIT B:  Amended and Restated Declaration of Trust                      B-1

                        OPPENHEIMER LARGE CAP GROWTH FUND

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A.    The Trustees of Oppenheimer Large Cap Growth Fund (the "Fund") have asked that you vote on several matters at the Special Meeting of
            Shareholders to be held on September 11, 2001.

Q.    Who is Eligible to Vote?

A.    Shareholders of record at the close of business on June 19, 2001 are entitled to vote at the Meeting or any adjournment of the Meeting.
            Shareholders are entitled to cast one vote per share for each matter presented at the Meeting. It is expected that the Notice of Meeting, proxy ballot and proxy statement will be mailed to shareholders of record on or about July 24, 2001.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals and sub-proposals:

1.    To elect a Board of Trustees;

2.   To approve a Subadvisory Agreement between the Manager and
     Trinity Investment Management Corporation;

3.   To approve changes to the Fund's fundamental investment
     policies on borrowing and lending; and

4.   To authorize the Trustees to adopt an Amended and Restated Declaration of
     Trust.

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees recommend that you vote:

1.    FOR election of all nominees as Trustees;

2.    FOR approval of the Subadvisory Agreement between the Manager and Trinity
               Investment Management Corporation;

3.    FOR the proposed changes to Fund's fundamental investment policies on borrowing and lending;

4.    FOR authorization of the Trustees to adopt an Amended and Restated
               Declaration of Trust.

Q.    What are the reasons for the proposed changes in the Fund's fundamental investment policies?

A.    Some of the Fund's current policies reflect regulations that no longer apply to the Fund.  In other cases, the Fund's policies are more stringent than current regulations require.  The Fund's Trustees and the Fund's investment advisor, OppenheimerFunds, Inc., believe that the proposed changes to the Fund's investment policies will benefit shareholders by allowing the Fund to adapt to future changes in the investment environment and increase the Fund's ability to take advantage of investment opportunities.

      Q.    How Can I Vote?

A.    You can vote in three (3) different ways:

o     By mail, with the enclosed ballot
o     In person at the Meeting
o     By telephone (please see the insert for instructions)

               Voting by telephone is convenient and can help reduce the Fund's expenses.  Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q.    How Will My Vote Be Recorded?

A.    Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified.
            If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for, one or more of the proposals, your shares will be voted in favor of the Trustees recommendations.  Telephonic votes will be recorded according to the telephone voting procedures described in the "Further Information About Voting and the Meeting"
            section below.

Q.    How Can I Revoke My Proxy?

A.    You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person.

Q.    How Can I Get More Information About the Fund?

            Copies of the Fund's annual report dated July 31, 2000 and semi-annual report dated January 31, 2001 have previously been mailed to Shareholders. If you would like to have copies of the
            Fund's most recent annual and semi-annual reports sent to you free of charge, please call us toll-free at 1.800.525.7048, write to the
            Fund at OppenheimerFunds Services, P.O. Box 5270, Denver Colorado
            80217-5270 or visit the Oppenheimer funds web site at
            www.oppenheimerfunds.com.

      Q.    Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.525.7048

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.  If you have any questions, please call us at 1.800.525.7048.

                                        3
                                        1
                        OPPENHEIMER LARGE CAP GROWTH FUND

                                 PROXY STATEMENT

                             Meeting of Shareholders
                          To Be Held September 11, 2001

      This statement is furnished to the shareholders of Oppenheimer Large Cap
Growth Fund  (the "Fund") in connection with the solicitation by the Fund's
Board of Trustees of proxies to be used at a special meeting of shareholders
(the "Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M., Mountain time, on September 11, 2001, or any adjournments thereof.
It is expected that the mailing of this Proxy Statement will be made on or about
July 24, 2001.

                              SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
     Proposal                                          Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.   To Elect a Board of Trustees                      All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.   To approve a  Subadvisory  Agreement  between the All
     Manager   and   Trinity   Investment   Management
     Corporation
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3.   To   approve   changes   to  two  of  the  Fund's All
     fundamental investment policies:
     a.    Borrowing
     b.    Lending
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4.   To  Authorize  the  Trustees  to adopt an Amended
     and Restated Declaration of Trust                 All
-------------------------------------------------------------------------------

Separate and apart from this meeting of the Fund's shareholders, shareholders of
Oppenheimer Trinity Growth Fund ("Trinity Growth Fund") are being asked to approve a reorganization of Trinity Growth Fund into the Fund. If the shareholders of Trinity Growth Fund approve the reorganization of Trinity Growth
Fund into the Fund, it is anticipated that the Fund will change its name to
"Oppenheimer Trinity Large Cap Growth Fund."  Shareholders of the Fund will not vote on the proposed reorganization of Trinity Growth Fund.  The reorganization of Trinity Growth Fund is not contingent upon approval by the Fund's shareholders of the proposals set forth in this proxy statement.  Similarly, the proposals set forth in this proxy statement are not contingent upon approval of
Trinity Growth Fund's reorganization by the shareholders of Trinity Growth Fund.

                        PROPOSAL 1: ELECTION OF TRUSTEES

      At the Meeting, eleven (11) Trustees are to be elected.  If elected, the
Trustees will serve for indefinite terms until a special shareholder meeting is called for the purpose of voting for Trustees and until their successors are properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of the nominees named below.

      As a Massachusetts business trust, the Fund is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees.
As a result, if elected, the Trustees will hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Board of
Trustees may, in its discretion, select another person to fill the vacant position.

      Each of the nominees currently serves as a Trustee of the Fund. All of the nominees have consented to be named as such in this proxy statement and have consented to serve as Trustees if elected.

      A nominee with an asterisk after his or her name is an "interested person"
(as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund.  They are "interested persons" due to the positions they hold with the Fund's investment advisor,
OppenheimerFunds, Inc. (the "Manager"), the Manager's affiliates or other positions described. Trustees that are not "interested persons" under the 1940
Act are referred to herein as "Non-Affiliated Trustees."  The nominee's beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated.  All of the Trustees own shares in one or more Oppenheimer funds.

Name, Age, Address                     Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

Leon Levy (75)                                        -0-
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1959.

General Partner of Odyssey Partners,  L.P. (investment  partnership) (since 1982)
and Chairman of the Board of Avatar  Holdings,  Inc.  (real  estate  development)
(since   1981).    Director/trustee   of   27   investment   companies   in   the
OppenheimerFunds complex.

Name, Age, Address                     Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

Donald W. Spiro (75)                                  -0-
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1985.

A  Trustee  or  Director  of  other  Oppenheimer  funds.  Formerly  he  held  the following  positions:  Chairman  Emeritus of the Manager  (since 1991);  Chairman
(November  1987 - January  1991) and a director  (January  1969 - August 1999) of the Manager;  President  and Director of  OppenheimerFunds  Distributor,  Inc., a
subsidiary  of the  Manager  and the  Fund's  Distributor  (July  1978 -  January
1992).  Director/trustee  of 27  investment  companies  in  the  OppenheimerFunds complex.

Bridget A. Macaskill (52) *                           -0-
Two World Trade Center
New York, New York 10048-0203

Trustee since 1995.

A Trustee or Director of other Oppenheimer funds.  Formerly Ms. Macaskill held the following positions:  Chairman (August 2000 - June 2001), Chief Executive
Officer (September 1995 - June 2001), President (June 1991 - August 2000)and a
director (December 1994 - June 2001) of OppenheimerFunds, Inc. (the "Manager");
President (September 1995 - June 2001) and a director (October 1990 - June 2001)
of Oppenheimer Acquisition Corp., the Manager's parent holding company; a director (until March 2001) of Prudential Corporation plc (a U.K. financial service company). Director/trustee of 26 investment companies in the
OppenheimerFunds complex.

Name, Age, Address                     Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

Robert G. Galli (67)                                  -0-
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1993.

A Trustee or Director of other Oppenheimer funds.  Formerly he held the following positions:  Vice  Chairman  (October  1995 - December  1997) and  Executive  Vice
President  (December  1977  -  October  1995)  of  the  Manager;  Executive  Vice
President  and a  director  (April  1986 -  October  1995) of  HarbourView  Asset
Management  Corporation.  Director/trustee  of 27  investment  companies  in  the
OppenheimerFunds complex.

Phillip A. Griffiths (62)                             -0-
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1999.

The Director of the Institute for Advanced Study,  Princeton,  N.J. (since 1991), director of GSI Lumonics  (since  2001) and a member of the  National  Academy of
Sciences (since 1979);  formerly (in descending  chronological  order) a director of Bankers  Trust  Corporation,  Provost and  Professor  of  Mathematics  at Duke
University,  a director of Research  Triangle  Institute,  Raleigh,  N.C.,  and a
Professor  of  Mathematics  at  Harvard   University.   Director/trustee   of  26
investment companies in the OppenheimerFunds complex.

Benjamin Lipstein (78)                                -0-
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1974.

Professor   Emeritus   of   Marketing,   Stern   Graduate   School  of   Business
Administration,   New  York   University.   Director/trustee   of  27  investment
companies in the OppenheimerFunds complex.

Name, Age, Address                     Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

Elizabeth B. Moynihan (71)                            -0-
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1992.

Author and  architectural  historian;  a trustee of the Freer  Gallery of Art and
Arthur M. Sockler Gallery (Smithsonian  Institute),  Executive Committee of Board
of Trustees of the National  Building Museum;  a member of the Trustees  Council,
Preservation  League  of  New  York  State.  Director/trustee  of  27  investment companies in the OppenheimerFunds complex.

Kenneth A. Randall (73)                               -0-
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1980.

A director of Dominion  Resources,  Inc. (electric utility holding company),  and
Prime  Retail,  Inc.  (real  estate  investment  trust);  formerly a director  of
Dominion  Energy,  Inc.  (electric  power and oil and gas  producer)  President and
Chief Executive  Officer of The Conference Board,  Inc.  (international  economic and business  research);  and a director of Lumbermens  Mutual Casualty  Company,
American Motorists Insurance Company and American  Manufacturers Mutual Insurance
Company.  Director/trustee  of 27  investment  companies in the  OppenheimerFunds complex.

Edward V. Regan (71)                                  199.030
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1993.

President,  Baruch College,  CUNY; a director of RBAsset (real estate manager); a director of OffitBank;  formerly Trustee,  Financial Accounting  Foundation (FASB and GASB);  Senior  Fellow of Jerome  Levy  Economics  Institute,  Bard  College;
Chairman of Municipal  Assistance  Corporation for the City of New York, New York
State   Comptroller;   trustee,   New  York  State  and  Local  Retirement  Fund.
Director/trustee of 27 investment companies in the OppenheimerFunds complex.

Name, Age, Address                     Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

Russell S. Reynolds, Jr. (69)                         -0-
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1989.

Chairman of The Directorship Search Group, Inc. (corporate  governance consulting and executive  recruiting) (since 1993); a director of Professional Staff Limited
(a  U.K.   temporary   staffing   company)   (since  1995);  a  life  trustee  of
International House (non-profit educational  organization);  and a trustee of the
Greenwich  Historical  Society  (since 1996).  Director/trustee  of 27 investment companies in the OppenheimerFunds complex.

Clayton K. Yeutter (70)                               -0-
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1991.

Of Counsel,  Hogan and Hartson (a  Washington,  D.C. law firm) (since 1993).  Other directorships:  Caterpillar,  Inc. (since 1993); Zurich Financial Services (since
1998);   ConAgra,   Inc.  (since  1993);  FMC  Corporation  (since  1993);  Texas
Instruments  Incorporated  (since  1993);  and  Weyerhaeuser  Co.  (since  1999);
formerly  a  director  of:  Farmers  Group  Inc.  (1994-2000),  Zurich  Allied AG
(1998-2000)   and  Allied  Zurich  Plc   (1998-2000).   Director/trustee   of  27
investment companies in the OppenheimerFunds complex.

A.  General Information Regarding the Board of Trustees.

      The primary  responsibility for management of the Fund rests with the Board of Trustees.  The Trustees  meet  regularly to review the  activities of the Fund and of the  Manager.  The  Manager  is  responsible  for  the  Fund's  day-to-day operations.  Six  regular  meetings of the  Trustees  were held during the fiscal year ended July 31,  2000.  Each of the  incumbent  Trustees  was  present for at least 75% of the meetings  held of the Board and of all  committees on which that
Trustee served.

B.  Audit Committee of Board of Trustees.

      The Trustees  have  appointed an Audit  Committee,  comprised of Kenneth A.
Randall  (Chairman),  Benjamin  Lipstein,  and Edward V.  Regan,  all of whom are independent  Trustees.  The Audit Committee met four times during the fiscal year ended July 31, 2000.  The Board of Trustees  does not have a standing  nominating or compensation committee.

      The Audit Committee furnishes the Board with recommendations  regarding the selection of the  independent  auditor.  Other  functions of the Audit  Committee include:  (i)  reviewing  the scope and  results  of  audits  and the audit  fees charged;  (ii) reviewing  reports from the Fund's  independent  auditor regarding the adequacy of the Fund's  internal  accounting  procedures  and  controls;  and
(iii)   establishing  a  separate  line  of  communication   between  the  Fund's
independent auditors and its Non-Affiliated Trustees.

      Based on the Audit  Committee's  recommendation,  the Board of  Trustees of the Fund, including a majority of the Non-Affiliated  Trustees, at a meeting held
August 2,  2000,  selected  KPMG LLP  ("KPMG")  as  auditors  of the Fund for the fiscal year  beginning  August 1, 2000.  KPMG also serves as auditors for certain other funds for which the Manager acts as investment advisor.

   During the fiscal year ended July 31, 2000,  KPMG performed audit services for the Fund including the audit of the Fund's  financial  statements,  review of the
Fund's  annual  report and  registration  statement  amendment,  consultation  on financial  accounting  and  reporting  matters,  and  meetings  with the Board of
Trustees.

      1.  Audit Fees.

   The aggregate fees billed by KPMG for professional  services  rendered for the audit of the Fund's annual  financial  statements  for the fiscal year ended July
31, 2000 were $874,963.

      2.  All Other Fees.

    In  addition  to the  audit  fees  billed  by  KPMG,  KPMG  billed  the  Fund approximately  $25 for non-audit  professional  services provided to the Fund for the fiscal year ended July 31,  2000.  The Audit  Committee  of the Fund's  Board
of Trustees  considered whether the provision of non-audit services is compatible with  maintaining  the principal  accountant's  independence.  There were no fees billed by KPMG to the Manager or affiliates of the Manager for services  rendered
to the Manager or its affiliates for the Fund's fiscal year       ended  July 31,
2000.

      Representatives  of KPMG are not  expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C.  Additional Information Regarding Trustees and Officers.

      Each of the current  Trustees also serves as a trustee or director of other
New York-based mutual funds in the OppenheimerFunds  complex,  with the exception of Ms.  Macaskill and Mr.  Griffiths who are not directors of  Oppenheimer  Money
Market Fund, Inc. The Fund's  Non-Affiliated  Trustees are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses  incurred in connection  with  attending  such  meetings.  Each  Fund in the  OppenheimerFunds complex  for which  they serve as a  director  or  trustee  pays a share of these expenses.

      The officers of the Fund are affiliated with the Manager and receive no salary or fee from the Fund.  The remaining Trustees of the Fund received the compensation shown below.  The compensation from the Fund was paid during the
Fund's fiscal year ended July 31, 2000. The compensation from all of the New
York-based Oppenheimer funds includes compensation received as a director, trustee, managing general partner or member of a committee during the calendar year 2000. Compensation is paid for services in the positions below their names.

-------------------------------------------------------------------------------------
Trustee's Name            Aggregate     Retirement      Number    Total
                                                        of
                                                        Boards
                                                        on which  Compensation
                                        Benefits        Trustee   From all
                                        Accrued as Part Served    New York-based
                          Compensation  of Fund         as of     Oppenheimer
and Position              from Fund1    Expenses        12/31/00  Funds (30 Funds)2
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 Leon Levy                   $11,368        $10,460        27          $171,950
 Chairman
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 Robert G. Galli3
 Study Committee Member       $456            $0           27          $191,134
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 Phillip Griffiths4           $192            $0           26          $59,529
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 Benjamin Lipstein           $10,991        $10,207        27          $148,639
 Study Committee
 Chairman,
 Audit Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 Elizabeth B. Moynihan       $3,801         $3,249         27          $104,695
 Study Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 Kenneth A. Randall
 Audit Committee Chairman    $6,626         $6,125         27          $96,034
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 Edward V. Regan              $501            $0           27          $94,995
 Proxy Committee
 Chairman,
 Audit Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 Russell S. Reynolds, Jr.    $2,400         $2,025         27          $71,069
 Proxy Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 Donald W. Spiro              $205            $0           27          $63,435
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 Clayton K. Yeutter5          $331            $0           27          $71,069
 Proxy Committee Member
-------------------------------------------------------------------------------------
1.    Aggregate  compensation includes fees, deferred  compensation,  if any, and retirement  plan  benefits  accrued  for a Trustee  for the fiscal year ending
   July 31, 2000.
2.    For the 2000 calendar year.
3.    Total  Compensation  for  the  2000  calendar  year  includes  compensation received  for serving as a Trustee or Director of ten  additional  Oppenheimer funds.
4.    Includes  $192  deferred  under the Deferred  Compensation  Plan  described below.
5.    Includes  $66  deferred  under the  Deferred  Compensation  Plan  described below.

      The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the New
York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. The Fund cannot estimate the number of years of credited service that will be used to determine those benefits at this time. Therefore, the amount of the retirement benefits cannot be determined at this time.

      The  Board  of  Trustees  has  adopted  a  Deferred  Compensation  Plan for
Non-Affiliated  Trustees  that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the compensation  deferred by a Trustee is periodically  adjusted as though an  equivalent  amount  had been  invested  in shares of one or more  Oppenheimer funds  selected by the  Trustee.  The amount  paid to the Trustee  under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the
Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an order issued by the Securities and
Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval.

      Information is given below about the executive officers who are not
Trustees of the Fund, including their business experience during the past five years. Messrs. Donohue, Wixted, Bishop, Zack and Farrar serve in similar capacities with several other funds in the OppenheimerFunds complex.

Name, Age, Address and Five-Year Business Experience

Patrick Bisby, Vice President and Portfolio Manager since 1990; Age 43.
301 North Spring Street, Bellefonte, PA 16823

Vice President  (since November 1990),  Managing  Director (since June 1992), and
Manager of Trading and  Portfolio  Operations  (since  January,  1984) of Trinity
Investment    Management    Corporation,    a    wholly-owned    subsidiary    of
OppenheimerFunds,  Inc's  immediate  parent,  Oppenheimer  Acquisition  Corp.;  a portfolio manager of another Oppenheimer fund.

Andrew J. Donohue, Secretary  since 1993; Age: 50
Two World Trade Center, New York, NY 10048

Executive Vice President (since January 1993), General Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice
President and General Counsel (since September 1993) and a director (since
January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President,
General Counsel and a director (since September 1995) of HarbourView Asset
Management Corporation, Shareholder Services, Inc., Shareholder Financial
Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private
Investments, Inc. (since March 2000), and of Oppenheimer Trust Company (since
May 2000, a trust company subsidiary of the Manager); President and a director of Centennial Asset Management Corporation (since September 1995) and of
Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and
Oppenheimer Millennium Funds plc; General Counsel (since May 1996) and Secretary
(since April 1997) of Oppenheimer Acquisition Corp.; an officer of other
Oppenheimer funds.

Brian W. Wixted, Treasurer and Principal Financial Accounting Officer since
April 1999; Age: 41
6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
(since March 1999) of HarbourView Asset Management Corporation, Shareholder
Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI
Private Investments, Inc. (since March 2000) and of OppenheimerFunds
International Ltd. and Oppenheimer Millennium Funds plc (since May 2000);
Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust
Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp.
and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company -
Mutual Fund Services Division (March 1995 - March 1999); Vice President and
Chief Financial Officer of CS First Boston Investment Management Corp.
(September 1991 - March 1995).

Robert G. Zack, Assistant Secretary since 1988; Age: 52
Two World Trade Center, New York, NY 10048

Senior Vice President (since May 1985) and Associate General Counsel (since May
1981) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since
May 1985), Shareholder Financial Services, Inc. (since November 1989);
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since
October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer since April 1994; Age: 42
6803 South Tucson Way, Englewood, CO 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the
Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of
the Manager.

Scott T. Farrar, Assistant Treasurer since April 1994; Age: 35
6803 South Tucson Way, Englewood, CO 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant
Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the
Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller
for the Manager.

All officers serve at the pleasure of the Board.

As of June 19, 2001, the Trustees and officers as a group beneficially owned less than 1% of the outstanding Class A shares and no Class B, Class C, Class N or Class Y shares of the Fund.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
               A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

                   APPROVAL OF PROPOSED SUBADVISORY AGREEMENT
                                (Proposal No. 2)

At a meeting held April 12, 2001, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment
Company Act) of the Fund or the Manager, approved  the terms of a proposed
SubAdvisory agreement between Trinity Investment Management Corporation
("Trinity") and the Manager under which Trinity will provide the day-to-day portfolio management for the Fund.  The Manager, not the Fund, would pay the
SubAdvisor the annual fee under the proposed SubAdvisory Agreement.
Shareholders would not pay any additional fees or expenses over those that are being paid to the Manager.

The proposed SubAdvisory Agreement is subject to approval by the Fund's shareholders.
A copy of the proposed SubAdvisory Agreement is included in this Proxy Statement
as Exhibit A.   If approved by shareholders at this meeting, the proposed
SubAdvisory Agreement will continue in effect for a period of two years, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act.

Overview.  Trinity is a wholly-owned subsidiary of Oppenheimer Acquisition
Corp., the Manager's immediate parent.    Trinity is currently the subadvisor
for three other Oppenheimer funds, which are Oppenheimer Trinity  Growth Fund,
Oppenheimer Trinity Core Fund and Oppenheimer Trinity Value Fund, and is paid a subadvisory fee by the Manager at the same rate as in the proposed Sub-Advisory
Agreement for the Fund.   As of June 30, 2001, Oppenheimer Trinity  Growth Fund,
Oppenheimer Trinity Core Fund and Oppenheimer Trinity Value Fund had
approximately $8.3 million, $7.4 million and $8.3 million in assets, respectively.  Patrick Bisbey, the Fund's portfolio manager, is an employee of
Trinity Investment Management Corporation.  Mr. Bisbey makes use of Trinity's quantitative models and methodology in managing the Fund.

The  Sub-Advisory  Agreement.   Under  the  Sub-Advisory  Agreement  between  the
Manager and the Sub-Advisor,  the Sub-Advisor shall regularly provide  investment advice with respect to the Fund and invest and reinvest cash,  securities and the property  comprising the assets of the Fund.  Under the  Sub-Advisory  Agreement, the  Sub-Advisor  agrees not to change the portfolio  management team of the Fund without the written approval of the Manager.

      Under the  Sub-Advisory  Agreement,  the Manager  pays the  Sub-Advisor  an annual fee in monthly installments,  based on the average daily net assets of the
Fund. The fee paid to the Sub-Advisor  under the  Sub-Advisory  Agreement is paid by the Manager,  not by the Fund.  The fee declines on  additional  assets as the
Fund grows:  0.25% of the first $150 million of average  annual net assets of the
Fund,  0.17% of the next $350 million,  and 0.14% of average annual net assets in excess of $500 million..

      The   Sub-Advisory   Agreement  states  that  in  the  absence  of  willful
misfeasance,  bad  faith,  negligence  or  reckless  disregard  of its  duties or obligations,  the  Sub-Advisor  shall not be liable to the Manager for any act or omission  in the  course  of or  connected  with  rendering  services  under  the
Sub-Advisory  Agreement or for any losses that may be sustained in the  purchase, holding or sale of any security.

Brokerage Provisions of the  SubAdvisory Agreement.  One of the duties of the
Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Fund's Investment Advisory Agreement with the
Manager and the Sub-Advisory Agreement contain provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The
Manager and the Sub-Advisor are authorized to employ broker-dealers, including
"affiliated" brokers, as that term is defined in the Investment Company Act.
They may employ broker-dealers that, in their best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions.  Among other things, "best execution" means prompt and reliable execution at the most favorable price obtainable.

      The  Manager  and the  Sub-Advisor  need  not seek  competitive  commission bidding.  However, they are expected to be aware of the current rates of eligible brokers and to minimize the  commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

      The Manager and the Sub-Advisor may select brokers (other than  affiliates)
that provide  brokerage  and/or  research  services for the Fund and/or the other accounts over which the Manager,  the Sub-Advisor or their respective  affiliates have investment  discretion.  The commissions  paid to such brokers may be higher than another  qualified  broker would charge,  if the Manager or Sub-Advisor,  as applicable,  makes a good faith  determination  that the  commission  is fair and
reasonable   in   relation   to  the   services   provided.   Subject   to  those
considerations,  as a  factor  in  selecting  brokers  for the  Fund's  portfolio transactions,  the Manager and the  Sub-Advisor may also consider sales of shares of the Fund and other investment  companies for which the Manager or an affiliate serves as investment advisor.

    The   Sub-Advisory   Agreement   permits  the   Sub-Advisor   to  enter  into
"soft-dollar"  arrangements  through  the  agency  of  third  parties  to  obtain services  for the Fund.  Pursuant to these  arrangements,  the  Sub-Advisor  will undertake to place brokerage  business with  broker-dealers who pay third parties that  provide  services.  Any  such  "soft-dollar"  arrangements  will be made in accordance  with  policies  adopted  by the Board of the Trust and in  compliance with applicable law.

The Manager, the Distributor, the Transfer Agent and the Custodian .    A
description of the Manager, the Distributor, the Transfer Agent and the
Custodian is set forth under "Information About the Fund," below.

Evaluation  by the Board of  Trustees.  The  Board of  Trustees  determined  that efficiency  of  portfolio  management  can  best  be  assured  by  approving  the
SubAdvisory  Agreement  on  behalf  of the  Fund.  The  Board  believes  that the
SubAdvisory  Agreement will enable the Fund to obtain  advisory  services of high quality at costs which it deems  appropriate  and reasonable and that approval of the proposed  SubAdvisory  Agreement is in the best interests of the Fund and its shareholders.

The  Board  considered,  with its  counsel:  (i) the  quality  and  extent of the
services  to  be  provided;  (ii)  the  depth  of  organization,   expertise  and
experience of the Sub-Advisor in managing equity securities;  (iii) the financial resources of the  Sub-Advisor;  (iv) the ability of the Sub-Advisor to retain and attract  qualified  personnel;  (v) the  performance  of  assets  managed  by the
Sub-Advisor in the Fund's  investment  style;  (vi) the quality of the operations and  services  which have been  provided  to  Oppenheimer  Trinity  Growth  Fund,
Oppenheimer  Trinity  Core  Fund  and  Oppenheimer  Trinity  Value  Fund  by  the
Sub-Advisor  and which would be  provided  similarly  to the Fund,  and (vii) the overall  experience and reputation of the  Sub-Advisor in providing such services to  investment  companies.  In addition,  the Board  reviewed and  discussed  the terms and  conditions of the  Subadvisory  Agreement.  In  particular,  the Board noted that under the  agreement,  shareholders  will not be paying any additional fees or expenses  over those that were being paid to the Manager.  Based upon its review,  the  Board  of  Trustees  concluded  that the  terms of the  Subadvisory
Agreement  are  reasonable,  fair and in the best  interests  of the Fund and its shareholders,  and that the fees  provided  therein  are fair and  reasonable  in light of the usual and customary  charges made by others for services of the same nature and quality.

Accordingly,  the Board concluded that retaining  Trinity  Investment  Management
Corporation  as  Sub-Advisor  to the Fund is desirable and in the best  interests of the Fund and its shareholders.  Based on these and other  considerations,  the
Board  unanimously  recommended  approval of the  Subadvisory  Agreement  and its submission to  shareholders  for their approval.  The Subadvisory  Agreement will become  effective on the date  shareholders  approve the  Subadvisory  Agreement.
The  Subadvisory  Agreement  will  continue  in effect  until two years  from its effective  date, and  thereafter  for  successive  annual periods as long as such continuance is approved in accordance with the Investment Company Act.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                      THAT YOU APPROVE THIS PROPOSAL NO. 2

Introduction to Proposal 3

What is the Historical Background of the Fund's Current Investment Policies?

      The Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information (together, the "prospectus"). The Fund's policies generally are classified as either "fundamental" or "non-fundamental."
Fundamental policies can be changed only by a shareholder vote.  Non-fundamental policies may be changed by the Trustees without shareholder approval, although significant changes will be described in amendments to the Fund's prospectus.

      The 1940 Act requires that certain policies of the Fund be classified as fundamental.  Proposal 3, which is to change certain fundamental policies, is intended to modernize the Fund's policies as well as standardize its policies.
The sub-proposals are designed to provide the Fund with increased flexibility to pursue its investment objective and respond to an ever-changing investment environment.  The Fund, however, has no current intention of significantly changing its actual investment strategies should shareholders approve the proposed changes.

      Subsequent to the Fund being established, certain regulatory requirements applicable to registered open-end investment companies (referred to as "mutual funds" in this Proxy Statement) changed.  For example, certain restrictions previously imposed by state regulations were preempted by the National
Securities Markets Improvement Act of 1996 ("NSMIA"), and are no longer applicable to mutual funds.  As a result, the Fund currently is subject to several fundamental investment policies that are more restrictive than required under current regulations.

      With the passage of time, the development of new industry practices and changes in regulatory standards, several of the Fund's fundamental policies are considered by the Trustees and the Manager to be unnecessary or unwarranted.
The standardized policies proposed below would satisfy current federal regulatory requirements and are written to provide the Fund with flexibility to respond to future legal, regulatory, market and industry developments. The proposed standardized changes will not affect the Fund's investment objective.

Why do the Fund's Trustees Recommend the Proposed Changes?

      The Trustees believe standardizing the investment policies that can be changed only by a shareholder vote will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the
Fund is subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate. The Trustees also believe that the
Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by the proposed changes.

      Although the Trustees believe the proposed changes in fundamental investment policies will provide the Fund greater flexibility to respond to future investment opportunities, the Trustees do not anticipate that the changes, either individually or together, will result in a material change in the level of risk associated with investment in the Fund.  In addition, the
Fund's Trustees do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. In the future, if the Trustees determine to change materially the manner in which the Fund is managed, the
Fund's prospectus will be amended to reflect such a change.

      The recommended changes are specified below. Shareholders are requested to
vote on each  sub-proposal in Proposal 3 separately.   If approved, the
effective date of the sub-proposals will be delayed until the Fund's prospectus can be updated to reflect the changes. If any sub-proposal in Proposal 3 is not approved, the fundamental investment policy addressed in that sub-proposal will remain unchanged.

              PROPOSAL 3: TO APPROVE CHANGES TO CERTAIN FUNDAMENTAL
                         INVESTMENT POLICIES OF THE FUND

A.    Borrowing

      The 1940 Act imposes certain  restrictions  on the borrowing  activities of mutual  funds.  A  fund's  borrowing  policy  must  be a  fundamental  investment policy.

      The   restrictions  on  borrowing  are  designed  to  protect  mutual  fund shareholders  and their  investments  in a fund by  limiting a fund's  ability to leverage its assets.  Leverage exists when a fund has the right to a return on an investment  that  exceeds  the amount  the fund  contributed  to the  investment.
Borrowing  money to make an  investment  is an example of how a fund may leverage its assets.

      There are risks associated with borrowing.  Borrowing exposes  shareholders and  their  investments  in a fund  to a  greater  risk  of  loss.  For  example, borrowing  may cause the value of a fund's shares to be more volatile than if the fund did not  borrow.  In  addition,  to the extent a fund  borrows,  it will pay interest on the money that it borrows,  and that interest  expense will raise the overall  expenses of the fund and reduce its  returns.  The  interest  payable on the borrowed  amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount.

      A  mutual  fund may  borrow  money  to meet  redemptions  in order to avoid forced,  unplanned sales of portfolio  securities.  This technique  allows a fund greater  flexibility to buy and sell  portfolio  securities for investment or tax considerations  rather  than for cash flow  considerations.  Some  mutual  funds, including the Fund, may also borrow for investment purposes.  Whether or not this sub-proposal is approved by shareholders,  the Fund currently does not anticipate that, under normal market  conditions,  its borrowings would exceed 5% of its net assets.

      The Fund currently is subject to a fundamental investment policy concerning borrowing that permits the Fund to borrow "subject to the provisions
set forth in the Prospectus."   Although the Fund's current policy on borrowing
is as expansive as permitted by the 1940 Act, it is a static policy limited by the current language of the Fund's prospectus.  The Trustees propose that the current policy be amended to permit the Fund to borrow as permitted under the
1940 Act.  As amended, the Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

      The Fund's borrowing policy currently includes a provision concerning the pledging, mortgaging or hypothecating of the Fund's assets.  It is proposed that this provision be eliminated.
The Trustees recommend that the policy regarding pledging, mortgaging or hypothecating be eliminated so that the Fund may enter into collateral arrangements in connection with its borrowing requirements as consistent with its other investment policies and as permitted under the 1940 Act.

      The current and proposed fundamental investment policies are set forth below.

          Current Fundamental Policy             Proposed Fundamental Policy
 The Fund cannot issue "senior             The Fund may not issue "senior
 securities," but this does not prohibit   securities" or borrow money, except to
 it from borrowing money subject to the    the extent permitted under the 1940
 provisions set forth in the Prospectus,   Act, the rules or regulations
 including the section titled "Borrowing   thereunder or any exemption therefrom,
 for Leverage," or from entering into      as such statute, rules or regulations
 margin, collateral or escrow              may be amended or interpreted from time
 arrangements permitted by its other       to time.
 investment policies.

      Currently, under the 1940 Act, the maximum amount a mutual fund including the Fund, per its prospectus currently may borrow from banks is up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5%
of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid
within 60 days and not extended or renewed.   If shareholders approve this
sub-proposal, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to describe the current restrictions regarding borrowing under the 1940 Act, the rules and regulations thereunder and any exemptions applicable to the Fund.

      If this sub-proposal and the lending sub-proposal described below in
Paragraph B ("Lending") are approved by shareholders, and the Fund were to seek and obtain the necessary regulatory relief, it would be possible for the Fund to borrow from and lend to other Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well. If all of the pre-conditions noted in the preceding sentence were satisfied and the
Fund's Trustees were to determine that it was in the Fund's best interest to borrow from or lend to other Oppenheimer funds, the Fund's prospectus would be updated to reflect such a practice.

B. Lending.

            Under  the  1940  Act,  a fund's  policy  regarding  lending  must be fundamental.  It is proposed the Fund's current fundamental policy be replaced by a revised  fundamental  policy that  permits the Fund to engage in lending to the extent the Fund's lending is consistent  with the 1940 Act, the rules  thereunder or any exemption from the 1940 Act that is applicable to the Fund.

      Current Fundamental Policy              Proposed Fundamental Policy
 The Fund cannot lend money, but the   The Fund cannot make loans, except to
 Fund can engage in repurchase         the extent permitted under the 1940 Act,
 transactions and may invest in all    the rules or regulations thereunder or
 or a portion of an issue of bonds,    any exemption therefrom, as such
 debentures, commercial paper, or      statute, rules or regulations may be
 other similar corporate               amended or interpreted from time to
 obligations.                          time.

      Currently, the 1940 Act permits (a) lending of securities, (b) purchasing debt instruments or similar evidences of indebtedness, and (c) investing in repurchase agreements. If shareholders approve this sub-proposal, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to reflect the 1940 Act's current restrictions regarding lending.  The Fund, however, currently does not anticipate making loans of its portfolio securities.

      If this sub-proposal and the borrowing sub-proposal described above in
Paragraph A ("Borrowing") are approved by shareholders, and the Fund were to seek and obtain the necessary regulatory relief, it would be possible for the
Fund to lend to and borrow from other Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well. If all of the pre-conditions noted in the preceding sentence were satisfied and the
Fund's Trustees were to determine that it was in the Fund's best interest to lend to or borrow from other Oppenheimer funds, the Fund's prospectus would be updated to reflect such a practice.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                    THAT YOU APPROVE SUB-PROPOSALS 3A and 3B

                 PROPOSAL 4: TO AUTHORIZE THE TRUSTEES TO ADOPT
                  AN AMENDED AND RESTATED DECLARATION OF TRUST

      The Fund is organized as a Massachusetts business trust, and it is governed by a declaration of trust.  For the purposes of this discussion, the
Fund is referred to as the "Trust."

      The Board of Trustees has approved and recommends that the shareholders of the Trust authorize them to adopt and execute the Amended and Restated
Declaration of Trust for the Trust in the form attached to this Proxy Statement as Exhibit A ("New Declaration of Trust"). The New Declaration of Trust is a
more modern form of trust instrument for a Massachusetts business trust, and going forward, will be used as the standard Declaration of Trust for all new
Oppenheimer funds organized as Massachusetts business trusts.

      Generally, a majority of the Trustees may amend the existing Declaration of Trust ("Current Declaration of Trust") when authorized by a majority of the outstanding voting securities of the Trust. The Trustees approved the form of the New Declaration of Trust and authorized the submission of the New
Declaration of Trust to the Trust's shareholders for their authorization at this
Meeting.

      Adoption of the New Declaration of Trust will not result in any changes in the Fund's Trustees or officers or in the investment policies and shareholder services described in the Fund's current prospectus.

      The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New
Declaration of Trust.
In addition to the changes described below, there are other substantive and stylistic differences between the New Declaration of Trust and the Current
Declaration of Trust. The following summary is qualified in its entirety by reference to the New Declaration of Trust itself, which is attached as Exhibit A to this Proxy Statement.

A.  Significant Changes Under the New Declaration of Trust.

Reorganization of the Trust or Its Series or Classes. Unlike the Current
Declaration of Trust, the New Declaration of Trust generally permits the
Trustees, subject to applicable Federal and state law, to reorganize the Trust or any of its series or classes into a newly formed entity without shareholder approval. The Current Declaration of Trust requires shareholder approval in order to reorganize the Trust or any of its series or classes.

      Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trust or a series of the Trust to reorganize into a newly formed entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to change its legal form or to reorganize the Trust or a series of the Trust so that it is domiciled in another state. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays.

      In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the Trust or any of its series into a newly formed entity and achieve potential shareholder benefits without incurring the delay and costs of a proxy solicitation. Such flexibility should help to assure that the Trust operates under the most appropriate form of organization.

      The Trustees have no intention at this time of reorganizing the Trust into a newly formed entity, and before allowing a trust or a series reorganization to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is subject to any applicable requirements of the
1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of
Trust would require that shareholders receive written notification of any reorganization.

      The New Declaration of Trust does not give the Trustees the authority to merge the Trust or a series of the Trust with another operating mutual fund or sell all or a portion of the Trust's or a series' assets to another operating mutual fund without first seeking shareholder approval. Under the New
Declaration of Trust, shareholder approval is still required for these transactions.

Future Amendments of the Declaration of Trust. The New Declaration of Trust
permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting shareholders' right to vote, the New Declaration of Trust's amendment provisions, shareholders'
rights to indemnification, and shareholders' rights to vote on the merger or sale of the Trusts', series', or classes' assets to another issuer. The Current
Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust with certain limited exceptions.

      By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

B.  Other Changes Under the New Declaration of Trust.

       In addition to the significant changes described above, the New
Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including, but not limited to, the following:

a.    The New Declaration of Trust clarifies that no shareholders of any series or class shall have a claim on the assets of another series or class.

b.    As a general matter, the New Declaration of Trust modifies the Current
               Declaration of Trust to incorporate appropriate references to classes of shares.

c.    The New Declaration of Trust modifies the Current Declaration of Trust by changing the par value of the Trust's shares from no par value to
               $.001 par value.

d.    The New Declaration of Trust modifies the Current Declaration of Trust by giving the Trustees the power to effect a reverse stock split, and to make distributions in-kind.

e.    The New Declaration of Trust modifies the Current Declaration of Trust so that all shares of all series vote together on issues to be voted on unless (i) separate series or class voting is otherwise required by the 1940 Act or the instrument establishing such
               Shares, in which case the provisions of the 1940 Act or such instrument, as applicable, will control, or (ii) the issue to be voted on affects only particular series or classes, in which case only series or classes so affected will be entitled to vote.

f.    The New Declaration of Trust clarifies that proxies may be voted pursuant to any computerized, telephonic or electronic means, that
               shareholders receive one vote per share and a proportional fractional vote for each fractional share, and that, at a
               meeting, shareholders may vote on issues with respect to which a quorum is present, while adjourning with respect to issues for which a quorum is not present.

g.    The New Declaration of Trust clarifies various existing trustee powers.
               For example, the New Declaration of Trust clarifies that the
               Trustees may: appoint and terminate agents and consultants and hire and terminate employees; in addition to banks and trust companies, the Trustees may employ as fund custodian companies that are members of a national securities exchange or other entities permitted under the 1940 Act; retain one or more
               transfer agents and employ sub-agents; delegate authority to investment advisors and other agents or independent contractors;
               pledge, mortgage or hypothecate the assets of the Trust; and
               operate and carry on the business of an investment company. The
               New Declaration of Trust clarifies or adds to the list of trustee powers. For example, the Trustees may sue or be sued in the name of the Trust; make loans of cash and/or securities; enter into joint ventures, general or limited partnerships and other
               combinations or associations; endorse or guarantee the payment of any notes or other obligations of any person or make contracts of guarantee or suretyship or otherwise assume liability for
               payment; purchase insurance and/or bonding; pay pensions and adopt retirement, incentive and benefit plans; and adopt 12b-1 plans (subject to shareholder approval).

h.    The New Declaration of Trust clarifies that the Trust may redeem shares of a class or series held by a shareholder for any reason, including but not limited to the following: reimbursing the Trust or the distributor for the shareholder's failure to make timely and good payment; failure to supply a tax identification number; pursuant to authorization by a shareholder to pay fees or make other payments to third parties; and failure to maintain a minimum account balance as established by the Trustees from time to time.

i.    The New Declaration of Trust clarifies that a trust is created and not a partnership, joint stock association, corporation, bailment, or any other form of legal relationship, and expressly disclaims shareholder and Trustee liability for the acts and obligations of the Trust.

j.    The New Declaration of Trust clarifies that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, consultant, advisor, administrator, distributor or principal underwriter, custodian or transfer agent of the Trust nor shall a Trustee be responsible for the act or omission of any other Trustee.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                      THAT YOU APPROVE THIS PROPOSAL NO. 4

                           INFORMATION ABOUT THE FUND

Fund Information. As of June 19, 2001, the Fund had 2,648,149.687 shares outstanding, consisting of 1,369,261.985 Class A shares, 1,048,089.063 Class B shares, 230,632.788 Class C shares, 110.742 Class N shares and 100.109 Class Y shares.  Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in
"street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of June 19, 2001, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C, Class N or Class Y shares except the following:

      Steve Cardin Trustee,  KBR Systems 401(k) Plan, 9457 South 670 West, Sandy,
Utah  84070-6696,  which owned  15,971.218  Class C shares  (6.92% of the Class C shares then outstanding).

      OppenheimerFunds, Inc., 6803 South Tucson Way, Englewood, Colorado
80112-3924, which owned 110.742 Class N shares (100.00% of the Class N shares then outstanding).

      OppenheimerFunds, Inc., 6803 South Tucson Way, Englewood, Colorado
80112-3924, which owned 100.000 Class Y shares (99.9% of the Class Y shares then outstanding

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the
Fund.  OppenheimerFunds Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares.
OppenheimerFunds Services, a division of the Manager, located at 6803 South
Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund, for which it was paid
$53,822 by the Fund during the fiscal year ended July 31, 2000.

The Manager (including affiliates) managed assets of more than $120 billion at
June 30, 2001, including more than 65 funds having more than 5 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer
Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual
Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are
located at Two World Trade Center, New York, New York 10048. MassMutual is
located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the
Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes.  At December 31, 2000,
MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii)
11,037,845 shares of Class B voting stock, and (iii) 19,154,597 shares of Class
C non-voting stock. This collectively represented 92.34% of the outstanding common stock and 91.7% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 2,562,990 shares of the Class
B voting stock, representing 5.38% of the outstanding common stock and 7.2% of the voting power, (ii) 456,268 shares of Class C non-voting stock, and (iii)
options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8,043,773 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Bridget A.
Macaskill, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the Manager).
MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.
From the period June 30, 1999 to December 31, 2000, the only transactions by persons who serve as Trustees of the Fund were by Ms. Macaskill who surrendered for cancellation 451,540 options to Mass Mutual for combined cash payments of
$15,483,899.

The names and principal occupations of the executive officers and directors of the Manager are as follows: John Murphy, Chairman, President, Chief Executive
Officer and a director; James C. Swain, Vice Chairman; Jeremy Griffiths,
Executive Vice President, Chief Financial Officer and a director; O. Leonard
Darling, Vice Chairman, Executive Vice President, Chief Investment Officer, and
a director; Andrew J. Donohue, Executive Vice President, General Counsel and a
director; George Batejan, Executive Vice President and Chief Information
Officer; Craig Dinsell, Loretta McCarthy, James Ruff and Andrew Ruotolo,
Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer;
and Charles Albers, Victor Babin, Bruce Bartlett, Robert A. Densen, Ronald H.
Fielding, Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn Oberist Keeshan,
Thomas W. Keffer, Avram Kornberg, John S. Kowalik, Chris Leavy, Andrew J. Mika,
David Negri, David Robertson, Richard Rubinstein, Arthur Steinmetz, John Stoma,
Jerry A. Webman, William L. Wilby, Donna Winn, Carol Wolf, Kurt Wolfgruber,
Robert G. Zack, and Arthur J. Zimmer, Senior Vice Presidents. These officers are located at one of the three offices of the Manager: Two World Trade Center, New
York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112;and 350 Linden
Oaks, Rochester, NY 14625-2807.

Custodian Bank. The Bank of New York, 100 Church Street , New York, NY 10286,
acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to
Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended July 31, 2000, has previously been sent to shareholders. The
Semi-Annual Report to Shareholders of the Fund as of January 31, 2001 also has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the
Fund at the address above, calling the Fund at 1.800.525.7048 or visiting the
Manager's web site at www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at 1.800.525.7048.
You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer
Agent receives your request to stop householding.

                FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation  of Proxies.  The cost of preparing,  printing and mailing the proxy ballot,  notice of meeting, and this Proxy Statement and all other costs incurred with the  solicitation  of proxies,  including  any  additional  solicitation  by letter,  telephone  or  otherwise,  will be  paid by the  Fund.  In  addition  to solicitations  by mail,  officers of the Fund or officers  and  employees  of the
Transfer Agent, without extra compensation,  may conduct additional solicitations personally or by telephone.

Proxies also may be solicited  by a proxy  solicitation  firm hired at the Fund's
expense  to  assist  in  the  solicitation  of  proxies.   As  the  Meeting  date
approaches,  certain  shareholders of the Fund may receive telephone calls from a representative  of  the  solicitation  firm  if  their  vote  has  not  yet  been received.  Authorization to permit the  solicitation  firm to execute proxies may be obtained by telephonic  instructions  from  shareholders of the Fund.  Proxies that  are  obtained  telephonically  will be  recorded  in  accordance  with  the procedures set forth below.  These  procedures have been  reasonably  designed to ensure that the identity of the  shareholder  providing  voting  instructions  is accurately  determined and that the voting  instructions  of the  shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the
Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed $15,000 plus the additional costs, that may be substantial, incurred in connection with contacting those shareholders that have not voted.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1.800.525.7048.  Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy promptly.  You may provide your completed proxy via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the Meeting in person.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.
Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of
Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted. Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares
held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund's other shareholders have been timely received.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR a nominee exceed the votes AGAINST that nominee. Approval of Proposals
2, 3 and 4  requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund voting in the aggregate and not by class. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

How are votes counted?  The individuals named as proxies on the proxy ballots
(or their substitutes) will vote according to your directions if your proxy is received and properly executed, or in accordance with the instructions you provide if you vote by telephone.  You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN"
box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy but fail to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy
Statement for Trustee and in favor of each Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such Shares, as well as Shares the institutional investor itself owns, in the same proportion as Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Statement of Additional
Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy
Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                  OTHER MATTERS

      The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 4 and the Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

      In the event a quorum is not  present or  sufficient  votes in favor of one or more  Proposals  set forth in the Notice of Meeting  of  Shareholders  are not received by the date of the Meeting,  the persons named in the enclosed proxy (or their  substitutes)  may  propose and  approve  one or more  adjournments  of the
Meeting to permit further  solicitation of proxies.  All such  adjournments  will require the affirmative  vote of a majority of the shares present in person or by proxy at the  session  of the  Meeting  to be  adjourned.  The  persons  named as proxies on the proxy ballots (or their  substitutes) will vote the Shares present in person or by proxy  (including  broker  non-votes and abstentions) in favor of such an adjournment if they determine  additional  solicitation  is warranted and in the interests of the Fund's  shareholders.  A vote may be taken on one or more of the  proposals  in this proxy  statement  prior to any such  adjournment  if a quorum is present,  sufficient  votes for its approval  have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    Andrew J. Donohue, Secretary
                                    July 24, 2001

N1a/proxy/775/preliminary proxy 2001 #2

                                     A-11
EXHIBIT A

                             SUBADVISORY AGREEMENT

      THIS  AGREEMENT is made by and between  OppenheimerFunds,  Inc., a Colorado corporation (the "Advisor"),  and Trinity Investment  Management  Corporation,  a
Pennsylvania Corporation (the "Subadvisor"), as of the date set forth below.

                                    RECITAL

      WHEREAS,  Oppenheimer  Large Cap Growth  Fund (the  "Fund")  is  registered under the  Investment  Company Act of 1940,  as amended (the "1940  Act"),  as an open-end, management investment company;

      WHEREAS,  the Advisor is registered  under the  Investment  Advisors Act of
1940, as amended (the "Advisors  Act"),  as an investment  advisor and engages in the business of acting as an investment advisor;

      WHEREAS,  the  Subadvisor  is  registered  under  the  Advisors  Act  as an investment  advisor  and  engages  in the  business  of acting  as an  investment advisor;

      WHEREAS,  the Advisor has entered into an Investment  Advisory Agreement as of  December  17,  1998  with the Fund  (the  "Investment  Advisory  Agreement"), pursuant to which the Advisor  acts as  investment  advisor  with  respect to the
Fund; and

      WHEREAS,  pursuant to Paragraph 2 of the Investment Advisory Agreement, the
Advisor  has  retained  and  wishes to  continue  to retain  the  Subadvisor  for purposes of rendering  investment  advisory services to the Advisor in connection with the Fund upon the terms and conditions hereinafter set forth;

      NOW THEREFORE,  in  consideration  of the mutual covenants herein contained and other  good and  valuable  consideration,  the  receipt  of which are  hereby acknowledged, the parties hereto agree as follows:

I.    Appointment and Obligations of the Subadvisor.

      The Advisor hereby  appoints the Subadvisor to render,  to the Advisor with respect to the Fund,  investment  research  and  advisory  services  as set forth below in Section  II,  under the  supervision  of the  Advisor and subject to the approval and  direction of the Fund's Board of Trustees  (the  "Board"),  and the
Subadvisor hereby accepts such  appointment,  subject to the terms and conditions contained  herein.  The Subadvisor  shall, for all purposes herein,  be deemed an independent  contractor and shall not have, unless otherwise  expressly  provided or  authorized,  any authority to act for or represent the Advisor or the Fund in any way or otherwise to serve as or be deemed an agent of the Fund.

II.   Duties of the Subadvisor and the Advisor.

      A.    Duties of the Subadvisor.

      The Subadvisor shall regularly  provide  investment  advice with respect to the  Fund  and  shall,  subject  to the  terms  of this  Agreement,  continuously supervise the investment and reinvestment of cash,  securities and instruments or other property  comprising  the assets of the Fund,  and in furtherance  thereof, the Subadvisor's duties shall include:

            1.    Obtaining   and   evaluating   pertinent    information   about
            significant  developments  and  economic,  statistical  and financial data, domestic,  foreign or otherwise,  whether affecting the economy generally or the Fund, and whether  concerning the individual issuers whose securities are included in the Fund's  investment  portfolio or the  activities  in which such  issuers  engage,  or with  respect to securities which the Subadvisor  considers desirable for inclusion in the Fund's investment portfolio;

            2.    Determining  which  securities  shall  be  purchased,  sold  or exchanged  by  the  Fund  or  otherwise  represented  in  the  Fund's investment  portfolio and regularly  reporting thereon to the Advisor and, at the request of the Advisor, to the Board;

            3.    Formulating  and  implementing   continuing  programs  for  the
            purchases  and sales of the  securities of such issuers and regularly reporting  thereon to the Advisor and, at the request of the Advisor, to the Board; and

            4.    Taking,  on behalf of the Fund,  all actions that appear to the
            Subadvisor  necessary to carry into effect such  investment  program, including  the  placing  of  purchase  and sale  orders,  and  making appropriate reports thereon to the Advisor and the Board.

      B.    Duties of the Advisor.

      The Advisor shall retain responsibility for, among other things,  providing the following advice and services with respect to the Fund:

            1.    Without  limiting  the  obligation  of  the  Subadvisor  to  so comply,  the  Advisor  shall  monitor  the  investment  program maintained  by the  Subadvisor  for the Fund to ensure that the
                  Fund's  assets are invested in compliance  with this  Agreement and the Fund's Registration  Statement,  as currently in effect from time to time; and

            2.    The Advisor shall oversee  matters  relating to Fund promotion, including,  but not limited  to,  marketing  materials  and the
                  Subadvisor's reports to the Board.

III.  Representations, Warranties and Covenants.

      A.    Representations, Warranties and Covenants of the Subadvisor.

            1.    Organization.  The  Subadvisor is now, and will continue to be, a corporation  duly formed and validly existing under the laws of its jurisdiction  of  formation,  fully  authorized  to enter  into  this
            Agreement and carry out its duties and obligations hereunder.

            2.    Registration.  The  Subadvisor  is  registered as an investment advisor  with the  Securities  and  Exchange  Commission  (the "SEC")
            under  the  Advisors  Act,  and  is  registered  or  licensed  as  an investment  advisor under the laws of all  jurisdictions in which its activities  require it to be so registered or licensed,  except where the  failure  to be so  licensed  would not have a  material  adverse
            effect  on  the  Subadvisor.   The  Subadvisor  shall  maintain  such
            registration  or  license  in effect at all times  during the term of this Agreement.

            3.    Best  Efforts.  The  Subadvisor  at all times shall provide its best  judgment and effort to the Advisor and the Fund in carrying out its obligations hereunder.

            4.    Other Covenants.  The Subadvisor further agrees that:

                  a.    it will use the same  skill  and care in  providing  such
                        services  as it  uses  in  providing  services  to  other
                        accounts   for   which  it  has   investment   management
                        responsibilities;

                  b.    it will  not make  loans to any  person  to  purchase  or
                        carry  units of  beneficial  interest in the Fund or make
                        loans to the Fund;

                  c.    it will report  regularly  to the Fund and to the Advisor
                        and  will  make  appropriate  persons  available  for the
                        purpose of reviewing with  representatives of the Advisor
                        on  a  regular   basis  the   management   of  the  Fund,
                        including,  without  limitation,  review  of the  general
                        investment strategy of the Fund, economic  considerations
                        and general conditions affecting the marketplace;

                  d.    as required by applicable laws and  regulations,  it will
                        maintain  books and  records  with  respect to the Fund's
                        securities  transactions  and  it  will  furnish  to  the
                        Advisor  and to  the  Board  such  periodic  and  special
                        reports  as the  Advisor  or  the  Board  may  reasonably
                        request;

                  e.    it  will   treat   confidentially   and  as   proprietary
                        information   of  the  Fund   all   records   and   other
                        information  relative  to the  Fund,  and  will  not  use
                        records  and  information  for  any  purpose  other  than
                        performance   of   its    responsibilities   and   duties
                        hereunder,   except  after  prior   notification  to  and
                        approval in writing by the Fund or when so  requested  by
                        the Fund or required by law or regulation;

                  f.    it will,  on a  continuing  basis and at its own expense,
                        (1)   provide   the   distributor   of  the   Fund   (the
                        "Distributor")  with assistance in the  distribution  and
                        marketing  of the  Fund in such  amount  and  form as the
                        Advisor may  reasonably  request  from time to time,  and
                        (2) use its best efforts to cause the  portfolio  manager
                        or other person or persons who manage or are  responsible
                        for  overseeing  the  management of the Fund's  portfolio
                        (the  "Portfolio   Manager")  to  provide  marketing  and
                        distribution  assistance to the  Distributor,  including,
                        without limitation,  conference calls,  meetings and road
                        trips,  provided that each Portfolio Manager shall not be
                        required  to  devote  more than 10% of his or her time to
                        such marketing and distribution activities;

                  g.    it will use its  reasonable  best  efforts  (i) to retain
                        the  services  of the  Portfolio  Manager who manages the
                        portfolio  of the  Fund,  from  time to time  and (ii) to
                        promptly  obtain  the  services  of a  Portfolio  Manager
                        acceptable   to  the  Advisor  if  the  services  of  the
                        Portfolio   Manager  are  no  longer   available  to  the
                        Subadvisor;

                  h.    it will,  from time to time,  assure that each  Portfolio
                        Manager is acceptable to the Advisor;

                  i.    it will obtain the written  approval of the Advisor prior
                        to  designating  a  new  Portfolio   Manager;   provided,
                        however,  that,  if the  services of a Portfolio  Manager
                        are  no  longer   available  to  the  Subadvisor  due  to
                        circumstances   beyond  the  reasonable  control  of  the
                        Subadvisor  (e.g.,   voluntary   resignation,   death  or
                        disability),  the  Subadvisor  may  designate  an interim
                        Portfolio Manager who (a) shall be reasonably  acceptable
                        to the Advisor and (b) shall  function  for a  reasonable
                        period  of  time  until  the  Subadvisor   designates  an
                        acceptable permanent replacement; and

                  j.    it will  promptly  notify the  Advisor  of any  impending
                        change in Portfolio Manager,  portfolio management or any
                        other material matter that may require  disclosure to the
                        Board,  shareholders  of the Fund or  dealers,  including
                        but not  limited  to,  any  change  in the  methodologies
                        underlying the Subadvisor's proprietary valuation models.

      B.    Representations, Warranties and Covenants of the Advisor.

            1.    Organization.  The  Advisor is now,  and will  continue  to be, duly  organized and in good  standing  under the laws of its state of incorporation,  fully  authorized  to enter into this  Agreement  and carry out its duties and obligations hereunder.

            2.    Registration.  The  Advisor  is  registered  as  an  investment advisor with the SEC under the Advisors  Act,  and is  registered  or
            licensed   as  an   investment   advisor   under   the  laws  of  all
            jurisdictions in which its activities  require it to be so registered or licensed.  The Advisor shall maintain such registration or license in effect at all times during the term of this Agreement.

            3.    Best  Efforts.  The Advisor at all times shall provide its best judgment  and  effort  to the Fund in  carrying  out its  obligations hereunder.

IV.   Compliance with Applicable Requirements.

      In carrying out its obligations under this Agreement,  the Subadvisor shall at all times conform to:

      A.    all  applicable  provisions  of  the  1940  Act  and  any  rules  and regulations adopted thereunder;

      B.    the  provisions  of the  registration  statement of the Fund,  as the same may be amended from time to time,  under the  Securities  Act of
            1933, as amended, and the 1940 Act;

      C.    the provisions of the Fund's  Declaration of Trust or other governing document, as amended from time to time;

      D.    the  provisions  of the By-laws of the Fund,  as amended from time to time;

      E.    any other applicable provisions of state or federal law; and

      F.    guidelines,   investment   restrictions,   policies,   procedures  or
            instructions  adopted or issued by the Fund or the Advisor  from time to time.

      The  Advisor  shall  promptly  notify  the  Subadvisor  of any  changes  or amendments  to the  provisions  of B., C., D. and F.  above when such  changes or amendments relate to the obligations of the Subadvisor.

V.    Control by the Board.

      Any  investment  program  undertaken  by the  Subadvisor  pursuant  to this
Agreement,  as well as any other  activities  undertaken by the  Subadvisor  with respect  to the Fund,  shall at all times be  subject  to any  directives  of the
Advisor and the Board.

VI.   Books and Records.

      The  Subadvisor  agrees that all records which it maintains for the Fund on behalf  of the  Advisor  are the  property  of the Fund  and  further  agrees  to surrender  promptly  to the  Fund  or to the  Advisor  any of such  records  upon request.  The Subadvisor  further  agrees to preserve for the periods  prescribed by applicable  laws,  rules and regulations all records required to be maintained by the Subadvisor on behalf of the Advisor under such applicable  laws, rules and regulations,  or such longer  period as the Advisor may  reasonably  request from time to time.

VII.  Broker-Dealer Relationships.

      A.    Portfolio Trades.

            The Subadvisor,  to the extent appropriate,  in consultation with the
Advisor,  shall  place  all  orders  for  the  purchase  and  sale  of  portfolio securities  for the Fund with  brokers or  dealers  selected  by the  Subadvisor, which may include,  to the extent permitted by the Advisor and the Fund,  brokers or dealers  affiliated  with the  Subadvisor.  The Subadvisor  shall use its best
efforts  to  seek  to  execute   portfolio   transactions   at  prices  that  are
advantageous to the Fund and at commission  rates that are reasonable in relation to the benefits received.

      B.    Selection of Broker-Dealers.

            With  respect  to  the  execution  of  particular  transactions,  the
Subadvisor  may, to the extent  permitted  by the  Advisor  and the Fund,  select brokers or dealers who also provide  brokerage  and  research  services (as those terms are defined in Section  28(e) of the  Securities  Exchange Act of 1934,  as
amended)  to the Fund  and/or  the  other  accounts  over  which  the  Subadvisor exercises  investment  discretion.  The  Subadvisor is authorized to pay a broker or dealer who provides  such  brokerage  and research  services a commission  for executing  a portfolio  transaction  for the Fund that is in excess of the amount of  commission  another  broker or dealer would have charged for  effecting  that transaction  if the  Subadvisor  determines  in good  faith  that such  amount of commission  is  reasonable in relation to the value of the brokerage and research services provided by such broker or dealer.  This  determination may be viewed in terms of either that particular transaction or the overall  responsibilities that the  Subadvisor  has with respect to accounts over which it exercises  investment discretion.  The Advisor,  Subadvisor and the Board shall periodically review the
commissions  paid  by  the  Fund  to  determine,   among  other  things,  if  the
commissions paid over representative  periods of time were reasonable in relation to the benefits received.

      C.    Soft Dollar Arrangements.

            The Subadvisor may enter into "soft dollar"  arrangements through the agency of third parties on behalf of the Advisor.  Soft dollar  arrangements  for
services  may  be  entered  into  in  order  to  facilitate  an   improvement  in
performance  in respect of the  Subadvisor's  service to the Advisor with respect to the Fund. The Subadvisor  makes no direct  payments but instead  undertakes to place  business  with  broker-dealers  who in turn pay third  parties who provide these  services.  Soft dollar  transactions  will be conducted on an arm's-length basis,  and the  Subadvisor  will  secure best  execution  for the  Advisor.  Any arrangements  involving soft dollars and/or brokerage  services shall be effected in  compliance  with Section  28(e) of the  Securities  Exchange Act of 1934,  as
amended,  and the policies  that the Advisor and the Board may adopt from time to time.  The Subadvisor  agrees to provide  reports to the Advisor as necessary for purposes of providing information on these arrangements to the Board.

VIII. Compensation.

      A.    Amount of  Compensation.  The Advisor  shall pay the  Subadvisor,  as compensation for services  rendered  hereunder,  from its own assets, an annual fee, payable monthly,  as follows:  0.25% of the first $150 million of  aggregate  annual  net  assets of the Fund,  0.17% of the next $350 million,  and 0.14% of average  annual net assets in excess of $500 million.

      B.    Calculation  of  Compensation.   Except  as  hereinafter  set  forth,
            compensation  under this Agreement shall be calculated and accrued on the same basis as the  advisory  fee paid to the  Advisor by the Fund
            (i.e.,  computed  on the  average  net  assets  of the Fund as of the close of business  each day).  If this  Agreement  becomes  effective subsequent to the first day of a month or shall terminate  before the last day of a month,  compensation  for that part of the  month  this
            Agreement is in effect shall be prorated in a manner  consistent with the calculation of the fees set forth above.

      C.    Payment  of   Compensation:   Subject  to  the   provisions  of  this
            paragraph,   payment  of  the   Subadvisor's   compensation  for  the
            preceding  month  shall be made by the  Advisor  within 15 days after the end of the preceding month.

      D.    Reorganization  of the Fund. If the Fund is reorganized  with another investment  company  for  which the  Subadvisor  does not serve as an investment  advisor  or  subadvisor,  and the  Fund is the  surviving entity,  the  subadvisory  fee payable  under this  section  shall be adjusted in an appropriate manner as the parties may agree.

IX.   Allocation of Expenses.

      The  Subadvisor  shall pay the expenses  incurred in providing  services in connection  with this  Agreement,  including,  but not limited to, the  salaries, employment  benefits and other related costs of those of its personnel engaged in
providing   investment   advice  to  the  Fund  hereunder,   including,   without
limitation,  office  space,  office  equipment,  telephone  and postage costs and other expenses.  In the event of an  "assignment"  of this Agreement,  other than an assignment  resulting solely by action of the Advisor or an affiliate thereof, the  Subadvisor  shall be  responsible  for  payment  of all costs  and  expenses incurred  by the  Advisor  and the  Fund  relating  thereto,  including,  but not limited to, reasonable legal,  accounting,  printing and mailing costs related to obtaining approval of Fund shareholders.

X.     Non-Exclusivity.

      The  services of the  Subadvisor  with  respect to the Company and the Fund are not to be deemed to be exclusive,  and the Subadvisor shall be free to render investment  advisory and  administrative  or other services to others  (including other investment  companies) and to engage in other activities.  It is understood and agreed that officers or trustees of the  Subadvisor  may serve as officers or trustees of the Advisor or of the Fund;  that officers or trustees of the Advisor may serve as officers or directors of the  Subadvisor to the extent  permitted by law; and that the officers and  directors of the  Subadvisor  are not  prohibited from engaging in any other business  activity or from  rendering  services to any other  person,  or from serving as partners,  officers,  directors or trustees of any other firm or trust,  including other investment  advisory companies provided it is permitted by applicable law and does not adversely affect the Fund.

XI.   Term.

      This Agreement shall become  effective at the close of business on the date hereof and shall  remain in force and  effect,  subject to  Paragraphs  XII.A and
XII.B hereof and approval by the Fund's initial shareholder,  for a period of two years from the date hereof.

XII.  Renewal.

      Following the expiration of its initial  two-year term, the Agreement shall continue  in full  force  and  effect  from  year to  year,  provided  that  such continuance is specifically approved:

      A.    at least  annually  (1) by the Board or by the vote of a majority  of the  Fund's  outstanding  voting  securities  (as  defined in Section
            2(a)(42)  of the  1940  Act),  and (2) by the  affirmative  vote of a majority of the  Trustees  who are not parties to this  Agreement  or interested  persons  of a party to this  Agreement  (other  than as a
            Trustee  of  the  Fund),  by  votes  cast  in  person  at  a  meeting specifically called for such purpose; or

      B.    by such method  required by applicable  law, rule or regulation  then in effect.

XIII. Termination.

      A.    Termination  by the Fund and the  Subadvisor.  This  Agreement may be
            terminated at any time,  without the payment of any penalty,  by vote of the  Board  or by vote of a  majority  of the  Fund's  outstanding voting  securities  or the  Subadvisor,  on sixty (60) days'  written notice.  The  notice  provided  for herein may be waived by the party required to be notified.

      B.    Assignment.  This  Agreement  shall  automatically  terminate  in the event of its  "assignment,"  as  defined  in Section 2 (a) (4) of the
            1940 Act. In the event of an  assignment  that  occurs  solely due to the change in control of the  Subadvisor  (provided that no condition exists that permits,  or, upon the  consummation  of the  assignment, will  permit,  the  termination  of  this  Agreement  by the  Advisor
            pursuant  to  Section  XIII.   C.   hereof),   the  Advisor  and  the
            Subadvisor,  at the sole expense of the  Subadvisor,  shall use their
            reasonable  best  efforts  to  obtain   shareholder   approval  of  a
            successor  Subadvisory  Agreement on substantially  the same terms as contained in this Agreement.

      C.    Termination   by  the  Advisor.   The  Advisor  may  terminate   this
            Agreement  without  penalty  and  without  the  payment of any fee or
            penalty,   immediately   after  giving  written   notice,   upon  the
            occurrence of any of the following events:

            1.    Any   of   the   Subadvisor,    their   respective    partners,
                  subsidiaries,  affiliates,  directors,  officers,  employees or agents  engages  in an action  or omits to take an action  that would cause the  Subadvisor  to be  disqualified  in any manner under  Section  9(a) of the  1940  Act,  if the SEC were not to grant an  exemptive  order under  Section  9(c) thereof or that would  constitute  grounds  for  the  SEC to  deny,  revoke  or suspend the  registration  of the  Subadvisor  as an investment advisor with the SEC; or

            2.    The  Subadvisor  breaches  the  representations   contained  in
                  Paragraph  III.A.4.i.  of this  Agreement or any other material provision of this  Agreement,  and any such breach is not cured within a reasonable  period of time after  notice  thereof from the Advisor to the Subadvisor.

      D.    Transactions   in  Progress   upon   Termination.   The  Advisor  and
            Subadvisor  will  cooperate  with each other to ensure that portfolio or other  transactions in progress at the date of termination of this
            Agreement  shall be completed by the Advisor in  accordance  with the terms  of such  transactions,  and to this end the  Subadvisor  shall provide the Advisor with all necessary  information and documentation to secure the implementation thereof.

XIV.  Liability of the Subadvisor.

      In the absence of willful  misfeasance,  bad faith,  negligence or reckless disregard of  obligations  or duties  hereunder on the part of the  Subadvisor or any of its officers,  directors or employees, the Subadvisor shall not be subject to  liability  to the  Advisor  for any act or  omission  in the  course  of,  or connected  with,  rendering  services  hereunder  or for any  losses  that may be sustained in the purchase, holding or sale of any security.

XV.   Notices.

      Any notice or other  communication  required or that may be given hereunder shall be in  writing  and  shall be  delivered  personally,  telecopied,  sent by certified,  registered  or express  mail,  postage  prepaid  or sent by  national next-day delivery service and shall be deemed given when so delivered  personally or  telecopied,  or if  mailed,  two days  after  the date of  mailing,  or if by next-day delivery  service,  on the business day following  delivery thereto,  as follows or to such other location as any party notifies any other party:

      A.    If to the Advisor, to:

            OppenheimerFunds, Inc.
            Two World Trade Center
            New York, New York  10048-0203
            Attention:        Andrew J. Donohue
                        Executive Vice President and General Counsel
            Telecopier: 212-321-1159

      B.    If to the Subadvisor, to:

            Trinity Investment Management Corporation
            301 North Spring Street
            Bellefonte, Pennsylvania, PA  16823

            Attention:  Blake Gall
                        President
            Telecopier: (814)355-7439

XVI.  Questions of Interpretation.

      This  Agreement  shall be  governed  by the  laws of the  State of New York applicable to agreements  made and to be performed  entirely  within the State of
New York  (without  regard  to any  conflicts  of law  principles  thereof).  Any question of  interpretation  of any term or provision of this Agreement  having a counterpart  in or  otherwise  derived  from a term or  provision of the 1940 Act shall be resolved by  reference  to such term or provision of the 1940 Act and to interpretations  thereof,  if any, by the United States Courts or, in the absence of any controlling  decision of any such court,  by rules,  regulations or orders of the SEC issued  pursuant to the 1940 Act. In  addition,  where the effect of a requirement  of the 1940 Act  reflected  in any  provision  of this  Agreement is revised by rule,  regulation or order of the SEC, such provision  shall be deemed to incorporate the effect of such rule, regulation or order.

XVII.  Form ADV - Delivery.

      The Advisor hereby  acknowledges that it has received from the Subadvisor a copy of the Subadvisor's  Form ADV, Part II as currently filed, at least 48 hours prior to entering  into this  Agreement and that it has read and  understood  the disclosures set forth in the Subadvisor's Form ADV, Part II.

XVIII.  Miscellaneous.

      The captions in this  Agreement are included for  convenience  of reference only and in no way define or delimit any of the  provisions  hereof or  otherwise affect their  construction  or effect.  If any provision of this Agreement  shall be held or made invalid by a court decision, statute, rule or otherwise,

the remainder of this  Agreement  shall not be affected  thereby.  This Agreement shall be binding  upon and shall inure to the  benefit of the parties  hereto and their respective successors.

XIX.  Counterparts.

      This  Agreement  may be  executed  in  counterparts,  each of  which  shall constitute  an original and both of which,  collectively,  shall  constitute  one agreement.

      IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed  in  duplicate  by  their  respective  officers  as of the  _____day  of
September, 2001.

            OPPENHEIMERFUNDS, INC.

            By:     _____________________
                  Andrew J. Donohue
                  Executive Vice President

            TRINITY INVESTMENT MANAGEMENT CORPORATION

            By:______________________
                  Blake Gall
                  President

                                     B-23
EXHIBIT B

                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                        OPPENHEIMER LARGE CAP GROWTH FUND

      This DECLARATION OF TRUST, made as of the 27th day of April, 1998, by and among the individuals executing this Declaration of Trust as the Trustees, and amended and restated this ___ day of ___________, 2001.

      WHEREAS, the Trustees wish to establish a trust fund under the laws of the
Commonwealth of Massachusetts, for the investment and reinvestment of funds contributed thereto;

      NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this
Declaration of Trust in trust as herein set forth below.

      ARTICLE FIRST - NAME

      This Trust shall be known as OPPENHEIMER Large Cap Growth Fund . The address of Oppenheimer Large Cap Growth Fund  is 6803 South Tucson Way,
Englewood, CO 80112. The Registered Agent for Service is Massachusetts Mutual
Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111,
Attention: Stephen Kuhn, Esq.

      ARTICLE SECOND - DEFINITIONS

      Whenever used herein, unless otherwise required by the context or specifically provided:

      1.    All terms used in this Declaration of Trust that are defined in the
1940 Act (defined below) shall have the meanings given to them in the 1940 Act.

      2.    "1940 Act" refers to the Investment Company Act of 1940 and the
Rules and Regulations of the Commission thereunder, all as amended from time to time.

      3.    "Board" or "Board of Trustees" or the "Trustees" means the Board of
Trustees of the Trust.

      4.    "By-Laws" means the By-Laws of the Trust as amended from time to time.

      5.    "Class" means a class of a series of shares of the Trust established and designated under or in accordance with the provisions of Article FOURTH.

      6.    "Commission" means the Securities and Exchange Commission.

7.    "Declaration of Trust" shall mean this Amended and Restated Declaration of
            Trust as it may be amended or restated from time to time.

8.    "Majority Vote of Shareholders" shall mean, with respect to any matter on which the Shares of the Trust or of a Series or Class thereof, as the case may be, may be voted, the "vote of a majority of the outstanding voting securities"
(as defined in the 1940 Act or the rules and regulations of the Commission thereunder) of the Trust or such Series or Class, as the case may be.

      9.    "Net asset value" means, with respect to any Share of any Series,
(i) in the case of a Share of a Series whose Shares are not divided into
Classes, the quotient obtained by dividing the value of the net assets of that
Series (being the value of the assets belonging to that Series less the liabilities belonging to that Series) by the total number of Shares of that
Series outstanding, and (ii) in the case of a Share of a Class of Shares of a
Series whose Shares are divided into Classes, the quotient obtained by dividing the value of the net assets of that Series allocable to such Class (being the value of the assets belonging to that Series allocable to such Class less the liabilities belonging to such Class) by the total number of Shares of such Class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the
Trustees from time to time.

      10.   "Series" refers to series of shares of the Trust established and designated under or in accordance with the provisions of Article FOURTH.

      11.   "Shareholder" means a record owner of Shares of the Trust.

      12.   "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust or any Series or Class of the Trust (as the
context may require) shall be divided from time to time and includes fractions of Shares as well as whole Shares.

      13.   "Trust" refers to the Massachusetts business trust created by this
Declaration of Trust, as amended or restated from time to time.

      14.   "Trustees" refers to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustees.

      ARTICLE THIRD - PURPOSE OF TRUST

      The purpose or purposes for which the Trust is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

      1.    To hold, invest or reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, lend, pledge, mortgage, write options on, lease, sell short, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term
"securities" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, financial futures contracts, indexes, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any issuer (which term "issuer" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof, be deemed to include any persons, firms, associations, corporations, syndicates, business trusts, partnerships, investment companies, combinations, organizations, governments, or subdivisions thereof) and in financial instruments (whether they are considered as securities or commodities); and to exercise, as owner or holder of any securities or financial instruments, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or financial instruments.

      2.    To borrow money and pledge assets in connection with any of the objects or purposes of the Trust, and to issue notes or other obligations evidencing such borrowings, to the extent permitted by the 1940 Act and by the
Trust's fundamental investment policies under the 1940 Act.

      3.    To issue and sell its Shares in such Series and Classes and amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including without limitation thereto, securities) now or hereafter permitted by the laws of the Commonwealth of Massachusetts and by this
Declaration of Trust, as the Trustees may determine.

      4.    To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue, redeem or cancel its Shares, or to classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or
Class into one or more Series or Classes that may have been established and designated from time to time, all without the vote or consent of the
Shareholders of the Trust, in any manner and to the extent now or hereafter permitted by this Declaration of Trust.

      5.    To conduct its business in all its branches at one or more offices in New York, Colorado and elsewhere in any part of the world, without restriction or limit as to extent.

      6.    To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates or to the extent now or hereafter permitted by the laws of Massachusetts, as a member of, or as the owner or holder of any securities or other instruments of, or share of interest in, any issuer, and in connection therewith or make or enter into such deeds or contracts with any issuers and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

      7.    To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

      The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of this Declaration of Trust, and shall each be regarded as independent and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Trust now or hereafter conferred by the laws of the Commonwealth of Massachusetts nor shall the expression of one thing be deemed to exclude another, though it be of a similar or dissimilar nature, not expressed; provided, however, that the Trust shall not carry on any business, or exercise any powers, in any state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

      ARTICLE FOURTH - SHARES

      1.    The beneficial interest in the Trust shall be divided into Shares, all with $.001 par value per share, but the Trustees shall have the authority from time to time, without obtaining shareholder approval, to create one or more
Series of Shares in addition to the Series specifically established and designated in part 3 of this Article FOURTH, and to divide the shares of any
Series into two or more Classes pursuant to part 2 of this Article FOURTH, all as they deem necessary or desirable, to establish and designate such Series and
Classes, and to fix and determine the relative rights and preferences as between the different Series of Shares or Classes as to right of redemption and the price, terms and manner of redemption, liabilities and expenses to be borne by any Series or Class, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion on liquidation, conversion rights, and conditions under which the several Series or Classes shall have individual voting rights or no voting rights. Except as established by the Trustees with respect to such Series or
Classes, pursuant to the provisions of this Article FOURTH, and except as otherwise provided herein, all Shares of the different Series and Classes of a
Series, if any, shall be identical.

            (a)   The number of authorized Shares and the number of Shares of each Series and each Class of a Series that may be issued is unlimited, and the
Trustees may issue Shares of any Series or Class of any Series for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), or may reduce the number of issued
Shares of a Series or Class in proportion to the relative net asset value of the
Shares of such Series or Class, all without action or approval of the
Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series or Classes of Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares reacquired by the Trust.

            (b)   The establishment and designation of any Series or any Class of any Series in addition to that established and designated in part 3 of this
Article FOURTH shall be effective upon either (i) the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or such Class of such
Series, whether directly in such instrument or by reference to, or approval of, another document that sets forth such relative rights and preferences of the
Series or any Class of any Series including, without limitation, any registration statement of the Trust, (ii) upon the execution of an instrument in writing by an officer of the Trust pursuant to the vote of a majority of the
Trustees, or (iii) as otherwise provided in either such instrument. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a majority of their number or by an officer of the Trust pursuant to a vote of a majority of the Trustees abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to this Declaration of Trust, and the Trustees may make any such amendment without shareholder approval.

            (c)   Any Trustee, officer or other agent of the Trust, and any
organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Series or Class of any Series of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the
Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series or Class of any Series from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

      2.    (a)   Classes. The Trustees shall have the exclusive authority from time to time, without obtaining shareholder approval, to divide the Shares of any Series into two or more Classes as they deem necessary or desirable, and to establish and designate such Classes. In such event, each Class of a Series shall represent interests in the designated Series of the Trust and have such voting, dividend, liquidation and other rights as may be established and designated by the Trustees. Expenses and liabilities related directly or indirectly to the Shares of a Class of a Series may be borne solely by such
Class (as shall be determined by the Trustees) and, as provided in this Article
FOURTH. The bearing of expenses and liabilities solely by a Class of Shares of a
Series shall be appropriately reflected (in the manner determined by the
Trustees) in the net asset value, dividend and liquidation rights of the Shares of such Class of a Series. The division of the Shares of a Series into Classes and the terms and conditions pursuant to which the Shares of the Classes of a
Series will be issued must be made in compliance with the 1940 Act. No division of Shares of a Series into Classes shall result in the creation of a Class of
Shares having a preference as to dividends or distributions or a preference in the event of any liquidation, termination or winding up of the Trust, to the extent such a preference is prohibited by Section 18 of the 1940 Act as to the
Trust. The fact that a Series shall have initially been established and designated without any specific establishment or designation of Classes (i.e., that all Shares of such Series are initially of a single Class), or that a
Series shall have more than one established and designated Class, shall not limit the authority of the Trustees to establish and designate separate Classes, or one or more additional Classes, of said Series without approval of the holders of the initial Class thereof, or previously established and designated
Class or Classes thereof.

            (b)   Class Differences. The relative rights and preferences of the
Classes of any Series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the instrument establishing and designating such
Classes and executed by a majority of the Trustees (or by an instrument executed by an officer of the Trust pursuant to a vote of a majority of the Trustees).

      The relative rights and preferences of each Class of Shares shall be the same in all respects except that, and unless and until the Board of Trustees shall determine otherwise: (i) when a vote of Shareholders is required under this Declaration of Trust or when a meeting of Shareholders is called by the
Board of Trustees, the Shares of a Class shall vote exclusively on matters that affect that Class only; (ii) the expenses and liabilities related to a Class shall be borne solely by such Class (as determined and allocated to such Class by the Trustees from time to time in a manner consistent with parts 2 and 3 of this Article FOURTH); and (iii) pursuant to part 10 of Article NINTH, the Shares of each Class shall have such other rights and preferences as are set forth from time to time in the then effective prospectus and/or statement of additional information relating to the Shares. Dividends and distributions on each Class of
Shares may differ from the dividends and distributions on any other such Class, and the net asset value of each Class of Shares may differ from the net asset value of any other such Class.

      3.    Without limiting the authority of the Trustees set forth in parts 1 and 2 of this Article FOURTH to establish and designate any further Series or
Classes of Series, the Trustees hereby establish one Series of Shares having the same name as the Trust, and said Shares shall be divided into four Classes, which shall be designated Class A, Class B, Class C and Class Y. In addition to the rights and preferences described in parts 1 and 2 of this Article FOURTH with respect to Series and Classes, the Series and Classes established hereby shall have the relative rights and preferences described in this part 3 of this
Article FOURTH. The Shares of any Series or Class that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some Series or Classes at the time of establishing and designating the same) have the following relative rights and preferences:

            (a)   Assets Belonging to Series or Class. All consideration
received by the Trust for the issue or sale of Shares of a particular Series or any Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series (and may be allocated to any Classes thereof) for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the
Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series
(collectively "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to that Series (and be allocable to any Classes thereof). Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series (and any Classes thereof) for all purposes. No Shareholder or former Shareholder of any Series or Class shall have a claim on or any right to any assets allocated or belonging to any other Series or Class.

            (b)   (1)   Liabilities Belonging to Series. The liabilities,
expenses, costs, charges and reserves attributable to each Series shall be charged and allocated to the assets belonging to each particular Series. Any general liabilities, expenses, costs, charges and reserves of the Trust which are not identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.

                  (2)   Liabilities Belonging to a Class. If a Series is divided
into more than one Class, the liabilities, expenses, costs, charges and reserves attributable to a Class shall be charged and allocated to the Class to which such liabilities, expenses, costs, charges or reserves are attributable. Any general liabilities, expenses, costs, charges or reserves belonging to the
Series which are not identifiable as belonging to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the
Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Class are herein referred to as "liabilities belonging to" that Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Classes for all purposes.

            (c)   Dividends. Dividends and distributions on Shares of a
particular Series or Class may be paid to the holders of Shares of that Series or Class, with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, from such of the income, capital gains accrued or realized, and capital and surplus, from the assets belonging to that Series, or in the case of a Class, belonging to such Series and being allocable to such Class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to such Series or Class.
All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of such Series or Class in proportion to the number of Shares of such Series or Class held by such
Shareholders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Series or Class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with part 13 of Article SEVENTH.
Notwithstanding anything in this Declaration of Trust to the contrary, the
Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series or Class at the date and time of record established for the payment of such dividends or distributions.

            (d)   Liquidation. In the event of the liquidation or dissolution of the Trust or any Series or Class thereof, the Shareholders of each Series and all Classes of each Series that have been established and designated and are being liquidated and dissolved shall be entitled to receive, as a Series or
Class, when and as declared by the Trustees, the excess of the assets belonging to that Series or, in the case of a Class, belonging to that Series and allocable to that Class, over the liabilities belonging to that Series or Class.
Upon the liquidation or dissolution of the Trust or any Series or Class pursuant to this part 3(d) of this Article FOURTH the Trustees shall make provisions for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or that Series or Class. The assets so distributable to the Shareholders of any particular Class and Series shall be distributed among such Shareholders in proportion to the relative net asset value of such
Shares. The liquidation of the Trust or any particular Series or Class thereof may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the
Trustees find that it is in the best interest of the Shareholders of such Series or Class or as otherwise provided in this Declaration of Trust or the instrument establishing such Series or Class. The Trustees shall provide written notice to affected shareholders of a termination effected under this part 3(d) of this
Article FOURTH.

            (e)   Transfer. All Shares of each particular Series or Class shall be transferable, but transfers of Shares of a particular Class and Series will be recorded on the Share transfer records of the Trust applicable to such Series or Class of that Series, as kept by the Trust or by any transfer or similar agent, as the case may be, only at such times as Shareholders shall have the right to require the Trust to redeem Shares of such Series or Class of that
Series and at such other times as may be permitted by the Trustees.

            (f)   Equality. Except as provided herein or in the instrument
designating and establishing any Series or Class, all Shares of a particular
Series or Class shall represent an equal proportionate interest in the assets belonging to that Series, or in the case of a Class, belonging to that Series and allocable to that Class, (subject to the liabilities belonging to that
Series or that Class), and each Share of any particular Series or Class shall be equal to each other Share of that Series or Class; but the provisions of this sentence shall not restrict any distinctions permissible under this Article
FOURTH that may exist with respect to Shares of the different Classes of a
Series. The Trustees may from time to time divide or combine the Shares of any particular Class or Series into a greater or lesser number of Shares of that
Class or Series provided that such division or combination does not change the proportionate beneficial interest in the assets belonging to that Series or allocable to that Class or in any way affect the rights of Shares of any other
Class or Series.

            (g)   Fractions. Any fractional Share of any Class or Series, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Class and Series, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

            (h)   Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that (i)
holders of Shares of any Series shall have the right to exchange said Shares into Shares of one or more other Series of Shares, (ii) holders of shares of any
Class shall have the right to exchange said Shares into Shares of one or more other Classes of the same or a different Series, and/or (iii) the Trust shall have the right to carry out exchanges of the aforesaid kind, in each case in accordance with such requirements and procedures as may be established by the
Trustees.

            (i)   Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Class and Series that has been established and designated. No certification certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the
Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of
Shares of each Class and Series held from time to time by each such Shareholder.

            (j)   Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, securities or other property in which the appropriate Series is authorized to invest, hold or own, valued as provided in part 13, Article SEVENTH. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Shares that conform to such authorized terms and to reject any purchase or sale orders for Shares whether or not conforming to such authorized terms.

      ARTICLE FIFTH - SHAREHOLDERS' VOTING POWERS AND MEETINGS

      The following provisions are hereby adopted with respect to voting Shares of the Trust and certain other rights:

      1.    The Shareholders shall have the power to vote only (a) for the election of Trustees when that issue is submitted to Shareholders, or removal of
Trustees to the extent and as provided in Article SIXTH, (b) with respect to the amendment of this Declaration of Trust to the extent and as provided in part 12,
Article NINTH, (c) with respect to transactions with respect to the Trust, a
Series or Class as provided in part 4(a), Article NINTH, (d) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust any Series, Class or the Shareholders, (e) with respect to those matters relating to the Trust as may be required by the 1940 Act or required by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration statement of the Trust filed with the Commission or any State, or as the Trustees may consider desirable, and (f)
with respect to any other matter as to which the Trustees, in their sole discretion, shall submit to the Shareholders.

      2.    The Trust will not hold shareholder meetings unless required by the
1940 Act, the provisions of this Declaration of Trust, or any other applicable law. The Trustees may call a meeting of shareholders from time to time.

      3.    As to each matter submitted to a vote of Shareholders, each
Shareholder shall be entitled to one vote for each whole Share and to a proportionate fractional vote for each fractional Share standing in such
Shareholder's name on the books of the Trust irrespective of the Series thereof or the Class thereof and all Shares of all Series and Classes shall vote together as a single Class; provided, however, that (i) as to any matter with respect to which a separate vote of one or more Series or Classes thereof is required by the 1940 Act or the provisions of the writing establishing and designating the Series or Class, such requirements as to a separate vote by such
Series or Class thereof shall apply in lieu of all Shares of all Series and
Classes thereof voting together as a single Class; and (ii) as to any matter which affects only the interests of one or more particular Series or Classes thereof, only the holders of Shares of the one or more affected Series or
Classes thereof shall be entitled to vote, and each such Series or Class shall vote as a separate Class. All Shares of a Series shall have identical voting rights, and all Shares of a Class of a Series shall have identical voting rights. Shares may be voted in person or by proxy. Proxies may be given by or on behalf of a Shareholder orally or in writing or pursuant to any computerized, telephonic, or mechanical data gathering process.

      4.    Except as required by the 1940 Act or other applicable law, the presence in person or by proxy of one-third of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, provided, however, that if any action to be taken by the Shareholders of a
Series or Class requires an affirmative vote of a majority, or more than a majority, of the Shares outstanding and entitled to vote, then with respect to voting on that particular issue the presence in person or by proxy of the holders of a majority of the Shares outstanding and entitled to vote at such a meeting shall constitute a quorum for the transaction of business with respect to such issue. Any number less than a quorum shall be sufficient for adjournments. If at any meeting of the Shareholders there shall be less than a quorum present with respect to a particular issue to be voted on, such meeting may be adjourned, without further notice, with respect to such issue from time to time until a quorum shall be present with respect to such issue, but voting may take place with respect to issues for which a quorum is present. Any meeting of Shareholders, whether or not a quorum is present, may be adjourned with respect to any one or more items of business for any lawful purpose, provided that no meeting shall be adjourned for more than six months beyond the originally scheduled date. Any adjourned session or sessions may be held, within a reasonable time after the date for the original meeting without the necessity of further notice. A majority of the Shares voted at a meeting at which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or By-Laws.

      5.    Each Shareholder, upon request to the Trust in proper form determined by the Trust, shall be entitled to require the Trust to redeem from the net assets of that Series all or part of the Shares of such Series and Class standing in the name of such Shareholder. The method of computing such net asset value, the time at which such net asset value shall be computed and the time within which the Trust shall make payment therefor, shall be determined as hereinafter provided in Article SEVENTH of this Declaration of Trust.
Notwithstanding the foregoing, the Trustees, when permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.

      6.    No Shareholder shall, as such holder, have any right to purchase or subscribe for any Shares of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

      7.    All persons who shall acquire Shares shall acquire the same subject to the provisions of the Declaration of Trust.

      8.    Cumulative voting for the election of Trustees shall not be allowed.

      ARTICLE SIXTH - THE TRUSTEES

      1.    The persons who shall act as Trustees until their successors are duly chosen and qualify are the trustees executing this Declaration of Trust or any counterpart thereof. However, the By-Laws of the Trust may fix the number of
Trustees at a number greater or lesser than the number of initial Trustees and may authorize the Trustees to increase or decrease the number of Trustees, to fill any vacancies on the Board which may occur for any reason including any vacancies created by any such increase in the number of Trustees, to set and alter the terms of office of the Trustees and to lengthen or lessen their own terms of office or make their terms of office of indefinite duration, all subject to the 1940 Act, as amended from time to time, and to this Article
SIXTH. Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

      2.    A Trustee at any time may be removed either with or without cause by resolution duly adopted by the affirmative vote of the holders of two-thirds of the outstanding Shares, present in person or by proxy at any meeting of
Shareholders called for such purpose; such a meeting shall be called by the
Trustees when requested in writing to do so by the record holders of not less than ten per centum of the outstanding Shares. A Trustee may also be removed by the Board of Trustees, as provided in the By-Laws of the Trust.

      3.    The Trustees shall make available a list of names and addresses of all Shareholders as recorded on the books of the Trust, upon receipt of the request in writing signed by not less than ten Shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the
Trust valued at not less than $25,000 at current offering price (as defined in the then effective Prospectus and/or Statement of Additional Information
relating to the Shares under the Securities Act of 1933, as amended from time to time) or holding not less than 1% in amount of the entire amount of Shares issued and outstanding; such request must state that such Shareholders wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting to take action pursuant to part 2 of this Article SIXTH and be accompanied by a form of communication to the Shareholders. The Trustees may, in their discretion, satisfy their obligation under this part 3 by either making available the Shareholder list to such Shareholders at the principal offices of the Trust, or at the offices of the Trust's transfer agent, during regular business hours, or by mailing a copy of such communication and form of request, at the expense of such requesting Shareholders, to all other
Shareholders, and the Trustees may also take such other action as may be permitted under Section 16(c) of the 1940 Act.

      ARTICLE SEVENTH - POWERS OF TRUSTEES

      The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Trust, the Trustees and the
Shareholders.

      1.    As soon as any Trustee is duly elected by the Shareholders or the
Trustees and shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

      2.    The death, declination, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or any Series but the Trust shall continue in full force and effect pursuant to the terms of this Declaration of Trust.

      3.    The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall have, as a holder of beneficial interest in the Trust, any authority, power or right whatsoever to transact business for or on behalf of the Trust, or on behalf of the Trustees, in connection with the property or assets of the Trust, or in any part thereof.

      4.    The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute, and to authorize the officers and agents of the Trust to make and execute, any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to Trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion and to the same extent as if the Trustees were the sole owners of the assets of the Trust and the business in their own right, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or by the By-Laws of the Trust, and in
addition to the powers otherwise granted herein, the Trustees shall have power and authority:

            (a)   to adopt By-Laws not inconsistent with this Declaration of
Trust providing for the conduct of the business of the Trust, including meetings of the Shareholders and Trustees, and other related matters, and to amend and repeal them to the extent that they do not reserve that right to the
Shareholders;

            (b)   to elect and remove such officers and appoint and terminate such officers as they consider appropriate with or without cause, and to appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; to appoint and designate from among the
Trustees or other qualified persons such committees as the Trustees may determine and to terminate any such committee and remove any member of such committee;

            (c)   to employ as custodian of any assets of the Trust one or more banks, trust companies, companies that are members of a national securities exchange, or any other entity qualified and eligible to act as a custodian under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder, subject to any conditions set forth in this
Declaration of Trust or in the By-Laws, and may authorize such depository or custodian to employ subcustodians or agents;

            (d)   to retain one or more transfer agents and shareholder
servicing agents, or both, and may authorize such transfer agents or servicing agents to employ sub-agents;

            (e)   to provide for the distribution of Shares either through a principal underwriter or the Trust itself or both or otherwise;

            (f)   to set record dates by resolution of the Trustees or in the manner provided for in the By-Laws of the Trust;

            (g)   to delegate such authority as they consider desirable to any officers of the Trust and to any investment advisor, manager, custodian or underwriter, or other agent or independent contractor;

            (h)   to vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property held in Trust hereunder;
and to execute and deliver powers of attorney to or otherwise authorize by standing policies adopted by the Trustees, such person or persons as the
Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

            (i)   to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

            (j)   to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, either in its own name or in the name of a custodian, subcustodian or a nominee or nominees or otherwise;

            (k)   to consent to or participate in any plan for the
reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security or instrument held in the Trust;

            (l)   to join with other holders of any security or instrument in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or instrument with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

            (m)   to sue or be sued in the name of the Trust;

            (n)   to compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;
            (o)   to make, by resolutions adopted by the Trustees or in the
manner provided in the By-Laws, distributions of income and of capital gains to
Shareholders;

            (p)   to borrow money and to pledge, mortgage or hypothecate the assets of the Trust or any part thereof, to the extent and in the manner permitted by the 1940 Act;

            (q)   to enter into investment advisory or management contracts, subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons;

            (r)   to make loans of cash and/or securities or other assets of the
Trust;

            (s)   to change the name of the Trust or any Class or Series of the
Trust as they consider appropriate without prior shareholder approval;

            (t)   to establish officers' and Trustees' fees or compensation and fees or compensation for committees of the Trustees to be paid by the Trust or each Series thereof in such manner and amount as the Trustees may determine;

            (u)   to invest all or any portion of the Trust's assets in any one or more registered investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or investment companies or by any other means approved by the
Trustees;

            (v)   to determine whether a minimum and/or maximum value should apply to accounts holding shares, to fix such values and establish the procedures to cause the involuntary redemption of accounts that do not satisfy such criteria; and

            (w)   to enter into joint ventures, general or limited partnerships and any other combinations or associations;

            (x)   to endorse or guarantee the payment of any notes or other
obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

            (y)   to purchase and pay for entirely out of Trust property such insurance and/or bonding as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders,
Trustees, officers, employees, agents, consultants, investment advisors, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

            (z)   to pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the
Trust;

            (aa)  to adopt on behalf of the Trust or any Series with respect to any Class thereof a plan of distribution and related agreements thereto pursuant to the terms of Rule 12b-1 of the 1940 Act and to make payments from the assets of the Trust or the relevant Series pursuant to said Rule 12b-1 Plan;

            (bb)  to operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations;

            (cc)  to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article FOURTH and part 4, Article FIFTH, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of
Shares any funds or property of the Trust, or the particular Series of the
Trust, with respect to which such Shares are issued;

            (dd)  in general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

      The foregoing clauses shall be construed both as objectives and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

      5.    No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

      6.    (a)   The Trustees shall have no power to bind any Shareholder
personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. This paragraph shall not limit the right of the Trustees to assert claims against any shareholder based upon the acts or omissions of such shareholder or for any other reason.

            (b)   Whenever this Declaration of Trust calls for or permits any action to be taken by the Trustees hereunder, such action shall mean that taken by the Board of Trustees by vote of the majority of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940
Act.

            (c)   The Trustees shall possess and exercise any and all such
additional powers as are reasonably implied from the powers herein contained such as may be necessary or convenient in the conduct of any business or enterprise of the Trust, to do and perform anything necessary, suitable, or proper for the accomplishment of any of the purposes, or the attainment of any one or more of the objects, herein enumerated, or which shall at any time appear conducive to or expedient for the protection or benefit of the Trust, and to do and perform all other acts and things necessary or incidental to the purposes herein before set forth, or that may be deemed necessary by the Trustees.
Without limiting the generality of the foregoing, except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust.

            (d)   The Trustees shall have the power, to the extent not
inconsistent with the 1940 Act, to determine conclusively whether any moneys, securities, or other properties of the Trust are, for the purposes of this
Trust, to be considered as capital or income and in what manner any expenses or disbursements are to be borne as between capital and income whether or not in the absence of this provision such moneys, securities, or other properties would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements would ordinarily be charged to capital or to income.

      7.    The By-Laws of the Trust may divide the Trustees into classes and prescribe the tenure of office of the several classes, but no class of Trustee shall be elected for a period shorter than that from the time of the election following the division into classes until the next meeting of Trustees and thereafter for a period shorter than the interval between meetings of Trustees or for a period longer than five years, and the term of office of at least one class shall expire each year.

      8.    The Shareholders shall, for any lawful purpose, have the right to inspect the records, documents, accounts and books of the Trust, subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised.

      9.    Any officer elected or appointed by the Trustees or by the
Shareholders or otherwise, may be removed at any time, with or without cause.

      10.   The Trustees shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Massachusetts, to keep the books of the Trust outside of said Commonwealth at such places as may from time to time be designated by them. Action may be taken by the Trustees without a meeting by unanimous written consent or by telephone or similar method of communication.

      11.   Securities held by the Trust shall be voted in person or by proxy by the President or a Vice-President, or such officer or officers of the Trust or such other agent of the Trust as the Trustees shall designate or otherwise authorize by standing policies adopted by the Trustees for the purpose, or by a proxy or proxies thereunto duly authorized by the Trustees.

      12.   (a)   Subject to the provisions of the 1940 Act, any Trustee,
officer or employee, individually, or any partnership of which any Trustee, officer or employee may be a member, or any corporation or association of which any Trustee, officer or employee may be an officer, partner, director, trustee, employee or stockholder, or otherwise may have an interest, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in such case a Trustee, officer or employee or a partnership, corporation or association of which a Trustee, officer or employee is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Trustees including those Trustees who are not so interested and who are neither "interested" nor "affiliated" persons as those terms are defined in the 1940 Act, or a majority thereof; and any Trustee who is so interested, or who is also a director, officer, partner, trustee, employee or stockholder of such other corporation or a member of such partnership or association which is so interested, may be counted in determining the existence of a quorum at any meeting of the Trustees which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not so interested.

            (b)   Specifically, but without limitation of the foregoing, the
Trust may enter into a management or investment advisory contract or underwriting contract and other contracts with, and may otherwise do business with any manager or investment advisor for the Trust and/or principal underwriter of the Shares of the Trust or any subsidiary or affiliate of any such manager or investment advisor and/or principal underwriter and may permit any such firm or corporation to enter into any contracts or other arrangements with any other firm or corporation relating to the Trust notwithstanding that the Trustees of the Trust may be composed in part of partners, directors, officers or employees of any such firm or corporation, and officers of the Trust may have been or may be or become partners, directors, officers or employees of any such firm or corporation, and in the absence of fraud the Trust and any such firm or corporation may deal freely with each other, and no such contract or transaction between the Trust and any such firm or corporation shall be invalidated or in any way affected thereby, nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor thereof or to any other person for any loss incurred by it or him solely because of the existence of any such contract or transaction; provided that nothing herein shall protect any director or officer of the Trust against any liability to the trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            (c)   As used in this paragraph the following terms shall have the meanings set forth below:

                  (i)   the term "indemnitee" shall mean any present or former
Trustee, officer or employee of the Trust, any present or former Trustee, partner, Director or officer of another trust, partnership, corporation or association whose securities are or were owned by the Trust or of which the
Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                  (ii)  the term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                  (iii) the term "disabling conduct" shall mean willful
misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                  (iv)  the term "covered expenses" shall mean expenses
(including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                  (v)   the term "adjudication of liability" shall mean, as to
any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

            (d)   The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

            (e)   Except as set forth in paragraph (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, such indemnification by the Trust to be to the fullest extent now or hereafter permitted by any applicable law unless the By-laws limit or restrict the indemnification to which any indemnitee may be entitled. The Board of Trustees may adopt by-law provisions to implement subparagraphs (c), (d) and (e) hereof.

            (f)   Nothing herein shall be deemed to affect the right of the
Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnities to the extent permitted by applicable law or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by applicable law. Such rights to indemnification shall not, except as otherwise provided by law, be deemed exclusive of any other rights to which such indemnitee may be entitled under any statute, By-Law, contract or otherwise.

      13.   The Trustees are empowered, in their absolute discretion, to establish the bases or times, or both, for determining the net asset value per
Share of any Class and Series in accordance with the 1940 Act and to authorize the voluntary purchase by any Class and Series, either directly or through an agent, of Shares of any Class and Series upon such terms and conditions and for such consideration as the Trustees shall deem advisable in accordance with the
1940 Act.

      14.   Payment of the net asset value per Share of any Class and Series properly surrendered to it for redemption shall be made by the Trust within seven days, or as specified in any applicable law or regulation, after tender of such stock or request for redemption to the Trust for such purpose together with any additional documentation that may be reasonably required by the Trust or its transfer agent to evidence the authority of the tenderor to make such request, plus any period of time during which the right of the holders of the shares of such Class of that Series to require the Trust to redeem such shares has been suspended. Any such payment may be made in portfolio securities of such Class of that Series and/or in cash, as the Trustees shall deem advisable, and no
Shareholder shall have a right, other than as determined by the Trustees, to have Shares redeemed in kind.

      15.   The Trust shall have the right, at any time, without prior notice to the Shareholder to redeem Shares of the Class and Series held by a Shareholder held in any account registered in the name of such Shareholder for its current net asset value, for any reason, including, but not limited to, (i) the determination that such redemption is necessary to reimburse either that Series or Class of the Trust or the distributor (i.e., principal underwriter) of the
Shares for any loss either has sustained by reason of the failure of such
Shareholder to make timely and good payment for Shares purchased or subscribed for by such Shareholder, regardless of whether such Shareholder was a
Shareholder at the time of such purchase or subscription, (ii) the failure of a
Shareholder to supply a tax identification number if required to do so, (iii)
the failure of a Shareholder to pay when due for the purchase of Shares issued to him and subject to and upon such terms and conditions as the Trustees may from time to time prescribe, (iv) pursuant to authorization by a Shareholder to pay fees or make other payments to one or more third parties, including, without limitation, any affiliate of the investment advisor of the Trust or any Series thereof, or (v) if the aggregate net asset value of all Shares of such
Shareholder (taken at cost or value, as determined by the Board) has been reduced below an amount established by the Board of Trustees from time to time as the minimum amount required to be maintained by Shareholders.

      ARTICLE EIGHTH - LICENSE

      The name "Oppenheimer" included in the name of the Trust and of any Series shall be used pursuant to a royalty-free, non-exclusive license from
OppenheimerFunds, Inc. ("OFI"), incidental to and as part of any one or more advisory, management or supervisory contracts which may be entered into by the
Trust with OFI. Such license shall allow OFI to inspect and subject to the control of the Board of Trustees to control the nature and quality of services offered by the Trust under such name. The license may be terminated by OFI upon termination of such advisory, management or supervisory contracts or without cause upon 60 days' written notice, in which case neither the Trust nor any
Series or Class shall have any further right to use the name "Oppenheimer" in its name or otherwise and the Trust, the Shareholders and its officers and
Trustees shall promptly take whatever action may be necessary to change its name and the names of any Series or Classes accordingly.

      ARTICLE NINTH - MISCELLANEOUS:

      1.    In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or the Shareholders' heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any such claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

      2.    It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any other form of a legal relationship other than a trust, as contemplated in
Massachusetts General Laws Chapter 182. No individual Trustee hereunder shall have any power to bind the Trust unless so authorized by the Trustees, or to personally bind the Trust's officers or any Shareholder. All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under any such credit, transaction, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor; notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by Trust or the Trustees.
There is hereby expressly disclaimed Shareholder and Trustee liability for the acts and obligations of the Trust. Nothing in this Declaration of Trust shall protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer hereunder.

      3.    The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of part 2 of this Article NINTH, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, advisor, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operations of this
Declaration of Trust, applicable laws, contracts, obligations, transactions or any other business the Trust may enter into, and subject to the provisions of part 2 of this Article NINTH, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice;
and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a party who has been appointed by the Trustees or with whom the Trust has entered into a contract pursuant to Article SEVENTH. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

      4.    This Trust shall continue without limitation of time but subject to the provisions of sub-sections (a) and (b) of this part 4.

(a)   Subject to applicable Federal and State law, and except as otherwise provided in part 5 of this Article NINTH, the Trustees, with the Majority Vote of Shareholders of an affected Series or Class, may sell and convey all or substantially all the assets of that Series or Class (which sale may be subject to the retention of assets for the payment of liabilities and expenses and may be in the form of a statutory merger to the extent permitted by applicable law)
to another issuer or to another Series or Class of the Trust for a consideration which may be or include securities of such issuer or may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, upon such terms and conditions and for such consideration when and as authorized by such vote. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds among the holders of the outstanding
Shares of the Series or Class, the assets of which have been so transferred, in proportion to the relative net asset value of such Shares.

            (b)   Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (a) hereof or pursuant to part 3(d) of Article FOURTH, as applicable, the Series the assets of which have been so transferred shall terminate, and if all the assets of the Trust have been so transferred, the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

      5.    Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organization, under the laws of any jurisdiction, to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series or Class holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this part 5, Article NINTH, the Trust or any Series or Class thereof sells, conveys, or transfers all or a substantial portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfer or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other approved by the Trustees.

      6.    The original or a copy of this instrument and of each restated
declaration of trust or instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental or restated declaration of trust shall be filed with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required.
Anyone dealing with the Trust may rely on a certificate by an officer of the
Trust as to whether or not any such supplemental or restated declarations of trust have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such supplemental or restated declaration of trust. In this instrument or in any such supplemental or restated declaration of trust, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as amended or affected by any such supplemental or restated declaration of trust. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

      7.    The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the
Commonwealth of Massachusetts. The Trust shall be of the type commonly called a
Massachusetts business trust, and without limiting the provisions hereof, the
Trust may exercise all powers which are ordinarily exercised by such a trust.

      8.    In the event that any person advances the organizational expenses of the Trust, such advances shall become an obligation of the Trust subject to such terms and conditions as may be fixed by, and on a date fixed by, or determined with criteria fixed by the Board of Trustees, to be amortized over a period or periods to be fixed by the Board.

      9.    Whenever any action is taken under this Declaration of Trust including action which is required or permitted by the 1940 Act or any other applicable law, such action shall be deemed to have been properly taken if such action is in accordance with the construction of the 1940 Act or such other applicable law then in effect as expressed in "no action" letters of the staff of the Commission or any release, rule, regulation or order under the 1940 Act or any decision of a court of competent jurisdiction, notwithstanding that any of the foregoing shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

      10.   Any action which may be taken by the Board of Trustees under this
Declaration of Trust or its By-Laws may be taken by the description thereof in the then effective prospectus and/or statement of additional information relating to the Shares under the Securities Act of 1933 or in any proxy statement of the Trust rather than by formal resolution of the Board.

      11.   Whenever under this Declaration of Trust, the Board of Trustees is permitted or required to place a value on assets of the Trust, such action may be delegated by the Board, and/or determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.

      12.   The Trustee may, without the vote or consent of the Shareholders, amend or otherwise supplement this Declaration of Trust by executing or authorizing an officer of the Trust to execute on their behalf a Restated
Declaration of Trust or a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof, provided, however, that none of the following amendments shall be effective unless also approved by a Majority Vote of Shareholders: (i) any amendment to parts 1, 3 and 4, Article FIFTH; (ii) any amendment to this part 12, Article NINTH; (iii) any amendment to part 1, Article
NINTH; and (iv) any amendment to part 4(a), Article NINTH that would change the voting rights of Shareholders contained therein. Any amendment required to be submitted to the Shareholders that, as the Trustees determine, shall affect the
Shareholders of any Series or Class shall, with respect to the Series or Class so affected, be authorized by vote of the Shareholders of that Series or Class and no vote of Shareholders of a Series or Class not affected by the amendment with respect to that Series or Class shall be required. Notwithstanding anything else herein, any amendment to Article NINTH, part 1 shall not limit the rights to indemnification or insurance provided therein with respect to action or omission or indemnities or Shareholder indemnities prior to such amendment.

      13.   The captions used herein are intended for convenience of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Agreement. As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____
day of _________, 2001.

                            [SIGNATURE LINES OMITTED]

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* Trustee who is an "Interested Person" of the Fund.